insight investment grade bond fund

(a series of FundVantage Trust)

301 Bellevue Parkway
Wilmington, DE 19809

Dear Shareholder:

As a shareholder of the Insight Investment Grade Bond Fund (the "Fund"), a series of FundVantage Trust (the "Trust"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets to BNY Mellon Insight Core Plus Fund (the "Successor Fund"), in exchange for shares of the Successor Fund and the assumption by the Successor Fund of the Fund's liabilities (the "Reorganization"). For federal income tax purposes, the Reorganization is expected to qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Successor Fund as a result of the Reorganization.

The Successor Fund has been established solely for the purpose of effecting the Reorganization, and will carry on the business of the Fund and will inherit the Fund's performance and financial records. The Successor Fund's contractual management fee will be lower than the contractual management fee payable by the Fund and the total annual operating expenses of the Successor Fund are estimated to be less than the Fund's historical annual operating expenses (before and after the current fee waiver and expense reimbursement arrangements with respect to the Fund and Successor Fund). If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you will no longer be a shareholder of the Fund and will become a shareholder of the Successor Fund, which has the same investment objective and substantially similar investment management policies as the Fund. Upon completion of the Reorganization, you will receive Class Y shares of the Successor Fund with an aggregate net asset value equal to the aggregate net asset value of your investment in the Fund.

The Fund's investment adviser is Cutwater Investor Services Corp. ("CISC"), an affiliate of The Dreyfus Corporation ("Dreyfus"). After the Reorganization is completed, Dreyfus will serve as the Successor Fund's investment adviser and Insight North America LLC ("Insight"), an affiliate of Dreyfus and CISC, will serve as sub-investment adviser to the Successor Fund. Insight and CISC are each part of the group of affiliated companies providing investment advisory services under the brand "Insight Investment." Insight, as sub-investment adviser to the Successor Fund, will provide investment advisory services pursuant to substantially the same investment approach that CISC currently uses for the Fund, and Dreyfus or its affiliates will assist in the operations of the Successor Fund, including the distribution of Successor Fund shares. The portfolio managers of the Fund who currently provide day-to-day management of the Fund's portfolio as employees of CISC will continue to provide such services to the Successor Fund as employees of Insight after the completion of the Reorganization. MBSC Securities Corporation ("MBSC"), a wholly-owned subsidiary of Dreyfus, will distribute the shares of the Successor Fund. The Reorganization will permit Fund shareholders to benefit from Dreyfus' experience and resources in managing and, through its subsidiary, distributing mutual funds and have access to the additional investment options offered by the Dreyfus Family of Funds, while pursuing the same investment goal currently pursued as a shareholder of the Fund.

After careful review, the Trust's Board of Trustees has unanimously approved the Reorganization and recommends that you read the enclosed materials carefully and then vote "for" the proposal.

Remember, your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the Reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions or need additional information, please call 1-866-678-6242.

Sincerely,

Joel L. Weiss President of FundVantage Trust

December 4, 2017

PROPOSED REORGANIZATION OF
Insight investment grade bond fund
WITH AND INTO
bny mellon insight core plus fund

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision about the proposed reorganization. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY insight investment grade bond fund INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of BNY Mellon Insight Core Plus Fund (the "Successor Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about February 2, 2018 (the "Closing Date"), and will no longer be a shareholder of Insight Investment Grade Bond Fund (the "Fund"). You will receive Class Y shares of the Successor Fund with an aggregate net asset value equal to the aggregate net asset value of your investment in the Fund as of the Closing Date. The Fund will then cease operations and will be terminated as a series of the FundVantage Trust (the "Trust").

The Successor Fund has been established solely for the purpose of effecting the reorganization of the Fund, and will carry on the business and inherit the performance and financial records of the Fund. The Successor Fund will not commence investment operations until after the reorganization is completed. Insight North America LLC ("Insight"), an affiliate of Dreyfus, will serve as sub-investment adviser to the Successor Fund. Insight is part of the group of affiliated companies providing investment advisory services under the brand "Insight Investment," which includes Cutwater Investor Services Corp. ("CISC"), the Fund's investment adviser and an affiliate of Dreyfus. Insight, as sub-investment adviser to the Successor Fund, will provide investment advisory services pursuant to substantially the same investment approach that CISC currently uses for the Fund. Dreyfus, Insight and CISC are wholly-owned subsidiaries of The Bank of New York Mellon Corporation.

WHAT ARE THE EXPECTED BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The proposed reorganization will permit Fund shareholders to pursue the same investment goals in a fund (the Successor Fund) that is part of a larger fund complex—the Dreyfus Family of Funds—offering shareholders more investment options. The Dreyfus Family of Funds consists of approximately 151 investment portfolios, and includes a wide range of equity, fixed-income, municipal bond and money market funds. Currently, approximately 59 of these investment portfolios would be available to you as a shareholder of the Successor Fund through exchange privileges. Dreyfus' management experience, together with its significantly larger mutual funds distribution network, should provide the Successor Fund with a greater opportunity to retain asset size and attract additional assets than is currently available to the Fund (which had approximately $41.6 million in assets as of September 30, 2017). MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, will distribute the Successor Fund's shares. Over the long-term, if this potential for a larger asset base is realized, it should help manage the Successor Fund's per share operating expenses and increase the ability of the Successor Fund to take advantage of portfolio management options. The Successor Fund will have a lower management fee and is estimated to have a lower total annual expense ratio (before and after the current fee waiver and expense reimbursement arrangements with respect to the Fund and Successor Fund) than the Fund. Other potential benefits are described herein.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Successor Fund and the Fund have the same investment objective and substantially similar investment strategies. Each fund seeks high total return consistent with preservation of capital. To pursue its goal, each fund normally invests in a diversified portfolio of fixed-income securities of U.S. and foreign issuers. Insight will provide day-to-day management of the Successor Fund's investments using substantially the same investment approach as CISC currently uses for the Fund. The portfolio managers of the Fund who currently provide day-to-day management of the Fund's portfolio as employees of CISC will continue to provide such services to the Successor Fund as employees of Insight after the completion of the reorganization. However, the investment practices and limitations of each fund are not identical. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed-income securities rated investment grade (i.e., Baa3/BBB- or higher) or the unrated equivalent as determined by CISC, and may invest up to 20% of its total assets in fixed-income securities rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by CISC. Any percentage limitations with respect to the investment of the Fund's assets or quality requirement of issues or issuers in which the Fund invests are applied at the time of purchase. The Successor Fund will normally invest primarily in fixed-income securities rated, at the time of purchase, investment grade or the unrated equivalent as determined by Insight, and may invest up to 25% of its net assets in fixed-income securities rated, at the time of purchase, below investment grade or the unrated equivalent as determined by Insight.

Typically, each fund's portfolio can be expected to have an average effective duration ranging between three and eight years. Each fund's portfolio duration may be lengthened or shortened outside this range depending on market conditions. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

Given that the Successor Fund and the Fund have the same investment objective and substantially similar investment management policies, the risks associated with an investment in the Successor Fund and the Fund are substantially similar. The Successor Fund, however, may have more exposure to high yield fixed-income securities than the Fund. For information regarding the Successor Fund and the Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Successor Fund shares, and the holding period for such Successor Fund shares will include the holding period for the shareholder's Fund shares. As a condition to the closing of the reorganization, the Fund and the Successor Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Successor Fund as a direct result of the reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution will be taxable to shareholders.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?

No. The Fund has agreed to pay CISC an investment advisory fee at the annual rate of 0.50% of the value of the Fund's average daily net assets. CISC currently has in place a voluntary fee waiver, which may be discontinued at any time at CISC's discretion, to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund's total operating expenses (excluding any class-specific fees and expenses, "Acquired Fund Fees and Expenses," interest, extraordinary items and brokerage commissions) do not exceed 0.85% (on an annual basis) of the Fund's average daily net assets. For the past fiscal year, the Fund paid an investment advisory fee at the annual rate of 0.046% of the Fund's average daily net assets (after current fee waivers and expense reimbursements with respect to the Fund). In addition, the Trust has agreed to pay The Bank of New York Mellon for the provision of certain administrative and accounting services to the Fund, which amounted to 0.22% of the value of the Fund's average daily net assets (after current fee waivers and expense reimbursements with respect to the Fund) for the Fund's fiscal year ended April 30, 2017.

Under its agreement with Dreyfus, the Successor Fund has agreed to pay Dreyfus a management fee for the provision of investment advisory and certain administration and accounting services at the annual rate of 0.35% of the value of the Successor Fund's average daily net assets. Dreyfus will pay Insight a sub-advisory fee out of the management fee paid to Dreyfus by the Successor Fund. Dreyfus has contractually agreed, until April 30, 2019, to waive receipt of its fees and/or assume the expenses of the fund so that total fund expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.45%. Thus, the Successor Fund will have a lower contractual management fee than the contractual management fee payable by the Fund and the total annual operating expenses of the Successor Fund are estimated to be less than the Fund's historical annual operating expenses (before and after the current fee waiver and expense reimbursement arrangements with respect to the Fund and Successor Fund).

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization. The Fund charges a redemption fee of 1.00% on proceeds redeemed within 60 days following their acquisition. The Successor Fund does not impose a redemption fee on its shares.

WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?

Dreyfus and Insight, and not the Fund or the Successor Fund, will pay the expenses directly related to the reorganization.

WHY DID THE TRUST'S BOARD OF TRUSTEES APPROVE THE REORGANIZATION?

The Trust's Board of Trustees has determined that reorganizing the Fund into a newly-formed investment company that has the same investment objective and substantially similar investment management policies as the Fund, that is part of the Dreyfus Family of Funds and is sub-advised by Insight offers potential benefits to shareholders of the Fund. Among other factors, these potential benefits include:

•	Continuity of portfolio management, because the Fund's portfolio managers will continue to serve as the Successor Fund's portfolio managers following the reorganization;

•	Dreyfus' experience and resources in managing mutual funds;

•	A greater potential to retain asset size and attract additional assets, which, in the long-term, may help manage per share operating expenses;

•	The Successor Fund's contractual management fee is lower than the contractual management fee payable by the Fund and the total annual operating expenses of the Successor Fund are estimated to be less than the Fund's historical annual operating expenses; and

•	Access to the additional investment options offered by the Dreyfus Family of Funds through the exchange privileges of the Successor Fund.

For more information regarding these potential benefits and other factors considered by the Trust's Board of Trustees, please review "Reasons for the Reorganization" in the enclosed Prospectus/Proxy Statement. The Trust's Board of Trustees believes the proposed reorganization is in the best interests of the Fund and its shareholders and recommends that you vote "FOR" the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;

•	By telephone, with a toll-free call to the number listed on your proxy card;

•	Through the Internet, at the website address listed on your proxy card; or

•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

Insight investment grade bond FUND

(a series of FundVantage Trust)
301 Bellevue Parkway
Wilmington, DE 19809

Notice of Special Meeting of Shareholders

NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of shareholders (the "Shareholders") of the Insight Investment Grade Bond Fund (the "Fund"), a series of FundVantage Trust (the "Trust"), will be held at the offices of BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, DE 19809, on Thursday, January 25, 2018, at 10:00 a.m., for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to BNY Mellon Insight Core Plus Fund (the "Successor Fund"), in exchange solely for Class Y shares of the Successor Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Successor Fund of the Fund's liabilities (the "Reorganization"). Class Y shares of the Successor Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust; and

2.	To transact such other business as may properly come before the meeting, or any adjournment(s) thereof.

Shareholders of record at the close of business on December 4, 2017 are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve a proposal or proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to such proposal or proposals. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of beneficial interest of the Fund present in person or by proxy at the Meeting or an adjournment thereof.

The persons named as proxies will vote "FOR" any such adjournment those proxies which they are entitled to vote in favor of a proposal and will vote "AGAINST" any such adjournment those proxies to be voted against a proposal.

Your vote is important to us. Thank you for taking the time to consider this proposal.

By Order of the Board of Trustees

Vincenzo A. Scarduzio Secretary FundVantage Trust

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Proposed Reorganization of

Insight investment grade bond fund

(a series of FundVantage Trust)

With and Into

bny mellon insight core plus fund

(a series of BNY Mellon Absolute Insight Funds, Inc.)

PROSPECTUS/PROXY STATEMENT
DECEMBER 11, 2017

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, JANUARY 25, 2018

This Prospectus/Proxy Statement is being furnished in connection with a solicitation of proxies by the Board of Trustees of FundVantage Trust (the "Trust"), on behalf of Insight Investment Grade Bond Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Thursday, January 25, 2018, at 10:00 a.m., at the offices of BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, DE 19809, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on December 4, 2017 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Fund transfer all of its assets to BNY Mellon Insight Core Plus Fund (the "Successor Fund"), in exchange solely for Class Y shares of the Successor Fund and the assumption by the Successor Fund of the Fund's liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Successor Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Successor Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class Y shares (or fractions thereof) of the Successor Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Institutional Class Fund shares, as of the date of the Reorganization.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Successor Fund that Fund shareholders should know before voting on the proposal or investing in the Successor Fund.

A Statement of Additional Information ("SAI") dated December 11, 2017, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") on December 8, 2017 (File No. 333-221323) and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Successor Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-DREYFUS, or writing to the Successor Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Successor Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Successor Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Commission has not approved or disapproved the Successor Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The Fund and the Successor Fund are open-end management investment companies. The Successor Fund has been established solely for the purpose of effecting the Reorganization of the Fund, and will not commence investment operations until after the Reorganization is completed. The Successor Fund has the same investment objective and substantially similar investment strategies as the Fund. Insight North America LLC ("Insight") will be engaged by The Dreyfus Corporation ("Dreyfus"), the Successor Fund's investment adviser, to be the Successor Fund's sub-investment adviser. Cutwater Investor Services Corp. ("CISC"), an affiliate of Dreyfus, serves as the Fund's investment adviser. Insight and CISC are each part of the group of affiliated companies providing investment advisory services under the brand "Insight Investment." Insight, as sub-investment adviser to the Successor Fund, will provide investment advisory services pursuant to substantially the same investment approach that CISC currently uses for the Fund. The portfolio managers of the Fund who currently provide day-to-day management of the Fund's portfolio as employees of CISC will continue to provide such services to the Successor Fund as employees of Insight after the completion of the Reorganization. If the Reorganization is approved by shareholders of the Fund, the Successor Fund will carry on the business of the Fund and will inherit the Fund's performance and financial records following consummation of the Reorganization. MBSC Securities Corporation ("MBSC"), a wholly-owned subsidiary of Dreyfus, will distribute the Successor Fund's shares. The Successor Fund is a series of BNY Mellon Absolute Insight Funds, Inc. (the "Successor Company"). A comparison of the Fund and the Successor Fund is set forth in this Prospectus/Proxy Statement.

The Successor Fund's Prospectus dated November 29, 2017 accompanies this Prospectus/Proxy Statement, and is incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund's most recent Prospectus and Annual Report for its fiscal year ended April 30, 2017, please call your financial adviser, call (866) 678-6242, visit www.insightinvestment.com or write to the Fund c/o BNY Mellon Investment Servicing, P.O. Box 9829, Providence, RI 02940-8029.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shareholders of the Fund will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted "FOR" the Reorganization except as to broker non-votes as described under the heading "Voting Information." If the enclosed proxy card is executed and returned, or if you have voted by telephone or through the Internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number or through the Internet. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of September 30, 2017, there were 4,098,930.735 Fund shares issued and outstanding.

Proxy materials will be mailed to shareholders of record on or about December 11, 2017. To reduce expenses, only one copy of the proxy materials will be mailed to those addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth above. The Fund will begin sending you individual copies promptly after receiving your request.

TABLE OF CONTENTS

Summary	5
Reasons for the Reorganization	29
Information about the Reorganization	32
Additional Information about the Successor Fund and the Fund	34
Voting Information	35
Financial Statements and Experts	36
Other Matters	36
Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees	36
Exhibit A: Agreement and Plan of Reorganization	A-1
Exhibit B: Comparison of the Fundamental Investment Restrictions of the Successor Fund and the Fund	B-1
Exhibit C: Information About the Board Members of the Successor Company	C-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE ASSETS OF THE Fund TO THE SUCCESSOR FUND

SUMMARY

Additional information is contained elsewhere in this Prospectus/Proxy Statement, the Successor Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

Transaction. The Trust's Board of Trustees, all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Successor Fund, has unanimously approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Successor Fund all of the assets of the Fund, including all securities and cash, in exchange solely for shares of the Successor Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Successor Fund will assume the Fund's liabilities, as described in the Plan. The Fund will distribute all Successor Fund shares received by it among its shareholders so that each shareholder of the Fund will receive a pro rata distribution of the Successor Fund's shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. Thereafter, the Fund will cease operations and will be dissolved under Delaware law. Class Y shares of the Successor Fund are new and have been authorized by the Successor Company's Board to be issued to Fund shareholders in connection with the Reorganization.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Successor Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization. Institutional Class shares of the Fund and Class Y shares of the Successor Fund are not subject to any sales charges (including CDSCs).

The Trust's Board of Trustees has unanimously concluded that the Reorganization is in the best interests of the Fund, and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization. See "Reasons for the Reorganization."

Federal Income Tax Consequences. The Reorganization will not be a taxable event for federal income tax purposes. As a condition to the closing of the Reorganization, the Fund and the Successor Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Successor Fund as a direct result of the Reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the Reorganization, which distribution will be taxable to shareholders. See "Information about the Reorganization—Federal Income Tax Consequences."

Comparison of the Successor Fund and the Fund. The following discussion is primarily a summary of certain parts of the Successor Fund's Prospectus and the Fund's Prospectus. Additional information is set forth in such Prospectuses, which are incorporated herein by reference.

Goal and Approach. The Successor Fund and the Fund have the same investment objective and substantially similar investment management policies. The Successor Fund and the Fund each seek high total return consistent with the preservation of capital. Each fund's investment objective is a non-fundamental policy which may be changed by the relevant fund's board upon prior notice to the respective fund's shareholders.

Investment Strategies. The Successor Fund and the Fund have substantially similar investment strategies. Once the Reorganization is completed, the Fund's assets will be managed pursuant to the investment strategies of the Successor Fund. The investment strategies of each fund are described below.

Investment Strategies of the Successor Fund

To pursue its goal, the Successor Fund will normally invest in a diversified portfolio of fixed-income securities of U.S. and foreign issuers. The fixed-income securities in which the Successor Fund may invest include: (i) securities issued or guaranteed by the U.S. government, its agencies or government sponsored enterprises (U.S. government securities); (ii) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities, preferred stock and corporate commercial paper; (iii) mortgage-related securities; (iv) asset-backed securities; (v) inflation indexed bonds issued by governments or corporations; (vi) structured notes (i.e., specially designed debt instruments whose return is determined by reference to an index or security); (vii) loan participations and assignments; (viii) delayed funding loans and revolving credit facilities; (ix) bank certificates of deposit, fixed time deposits and bankers' acceptances; (x) repurchase agreements and reverse repurchase agreements; (xi) debt securities issued by states or local governments or their agencies, authorities or other government sponsored enterprises (municipal securities); (xii) obligations of foreign governments or their subdivisions, agencies or government sponsored enterprises; and (xiii) obligations of international agencies or supranational entities. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The Successor Fund will normally invest primarily in fixed-income securities rated, at the time of purchase, investment grade (i.e., Baa3/BBB- or higher) or the unrated equivalent as determined by Insight, the Successor Fund's sub-adviser. The Successor Fund, however, may invest up to 25% of its net assets in fixed-income securities rated, at the time of purchase, below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Insight.

Typically, the Successor Fund's portfolio can be expected to have an average effective duration ranging between three and eight years. The Successor Fund's sub-adviser may lengthen or shorten the Successor Fund's portfolio duration outside this range depending on its evaluation of market conditions. The Successor Fund will not have any restrictions on its average effective portfolio maturity or on the maturity or duration of the individual fixed-income securities the Successor Fund may purchase. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the Successor Fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

Securities in which the Successor Fund invests may be denominated in foreign currencies. To protect the Successor Fund against potential depreciation of such foreign currencies versus the U.S. dollar, the Successor Fund may engage in currency hedging. Currency exposures may be selectively hedged through the use of currency spot, forward and swap contracts to seek to provide protection from currency losses. In addition, the Successor Fund may invest directly in foreign currencies.

In constructing the Successor Fund's portfolio, the sub-adviser relies primarily on proprietary, internally-generated credit research. This credit research focuses on both industry/sector analysis as well as detailed individual security selection. The Successor Fund's sub-adviser seeks to identify investment opportunities for the Successor Fund based on the relative value of securities. The sub-adviser analyzes individual issuer credit risk based on factors such as management depth and experience, competitive advantage, market and product position and overall financial strength. The sub-adviser may supplement its internal research with external, third-party credit research and related credit tools.

The sub-adviser may sell securities in anticipation of market declines or credit downgrades. In addition, the sub-adviser may sell securities to take advantage of new investment opportunities.

Although not a principal investment strategy, the Successor Fund may invest up to 20% of its net assets in the securities of issuers located in emerging market countries. The Successor Fund considers emerging market countries to be those countries included in the MSCI Emerging Markets Index. Emerging market countries in which the Successor Fund may invest may have sovereign ratings that are below investment grade or are unrated.

Although not a principal investment strategy, the Successor Fund may, but is not required to, use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency, credit or interest rate risk, to manage effective maturity or duration, as part of a hedging strategy, or for other purposes related to the management of the Successor Fund. The derivative instruments in which the Successor Fund may invest include principally options, futures and options on futures (including those relating to securities, foreign currencies, indices and interest rates), forward contracts (including foreign currency forward contracts), swaps (including total return, currency, interest rate and credit default swaps), and other derivative instruments (including structured notes). Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the Successor Fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the Successor Fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open.

Although not a principal investment strategy, the Successor Fund also may purchase or sell securities on a forward commitment (including "TBA" (to be announced)) basis. These transactions involve a commitment by the Successor Fund to purchase or sell particular securities, such as mortgage-related securities, with payment and delivery taking place at a future date, and permit the Successor Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market conditions. The Successor Fund may invest in other investment companies, including exchange-traded funds (ETFs).

Although not a principal investment strategy, the Successor Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The Successor Fund may invest in agency or non-agency mortgage-backed securities, including privately-issued mortgage pass-through securities, which generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. These mortgage-related securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities. In addition, some mortgage-related securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.

Although not a principal investment strategy, the Successor Fund may invest in other asset-backed securities. Such asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property, as well as home equity line of credit loans and other second-lien mortgages. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value.

Although not a principal investment strategy, the Successor Fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the Successor Fund's total assets.

Under adverse market conditions, the Successor Fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash. Although the Successor Fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the Successor Fund's investments may not be consistent with its principal investment strategies, and the Successor Fund may not achieve its investment objective.

Investment Strategies of the Fund

The Fund, under normal circumstances, invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investment grade fixed-income securities. This policy may be changed upon 60 days' written notice to shareholders.

Investment grade fixed-income securities are securities rated "Baa3" by Moody's Investors Service, Inc. ("Moody's") or "BBB-" by Standard & Poor's Financial Services LLC ("S&P") or Fitch Ratings Ltd. ("Fitch") or higher, or determined by CISC to be of comparable quality. The "fixed-income securities" in which the Fund invests include, but are not limited to, (i) securities issued or guaranteed by the U.S. government, its agencies or government sponsored enterprises; (ii) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities, preferred stock and corporate commercial paper; (iii) mortgage-backed and other asset-backed securities; (iv) inflation indexed bonds issued both by governments and corporations; (v) structured notes, including hybrid or "indexed" securities and event-linked bonds; (vi) loan participations and assignments; (vii) delayed funding loans and revolving credit facilities; (viii) bank certificates of deposit, fixed time deposits and bankers' acceptances; (ix) repurchase agreements and reverse repurchase agreements; (x) debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; (xi) obligations of non-U.S. governments or their subdivisions, agencies and government sponsored enterprises; and (xii) obligations of international agencies or supranational entities.

The Fund's portfolio is expected to have an average duration of between three and eight years; however, the Fund's duration may be lengthened or shortened beyond this range depending on market conditions. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of a security's price to changes in interest rates. Generally, the longer the Fund's duration, the more sensitive the Fund will be to changes in interest rates. For example, the price of a fixed-income fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by 1%. CISC will target a duration which it believes will offer the opportunity for above-average returns while limiting exposure to interest rate risk.

The Fund may also invest up to 20% of its net assets, plus the amount of any borrowings for investment purposes, in "below investment grade" or "high yield" fixed-income securities (also called "high yield bonds" or "junk bonds"), which are securities rated lower than "Baa3" by Moody's or "BBB-" by S&P or Fitch or, if unrated, determined by CISC to be of comparable quality. The Fund may also invest in derivative instruments, including but not limited to currency futures, interest rate futures, credit default swaps and index total return swaps.

The Fund may invest in fixed-income securities of foreign (non-U.S.) issuers and may invest up to 20% of its net assets, plus the amount of any borrowings for investment purposes, in emerging market fixed-income securities. Such securities may be denominated in foreign currencies and therefore the value of such securities may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The Fund also may invest directly in foreign currencies. The Fund may attempt to hedge its exposure to foreign currencies to reduce the risk of loss resulting from exchange rate fluctuations.

In constructing the portfolio, CISC relies primarily on proprietary, internally-generated credit research. This credit research will focus on both industry/sector analysis as well as detailed individual security selection. CISC will look for opportunities based on the relative value of securities. CISC analyzes individual issuer credit risk based on factors such as management depth and experience, competitive advantage, market and product position and overall financial strength. External, third-party credit research and related credit tools will supplement CISC's internal research. CISC purchases securities for the Fund based on their yield, potential capital appreciation or both. CISC may sell securities held by the Fund in anticipation of market declines or credit downgrades. In addition, CISC may sell securities to make cash available for new investment opportunities.

The Fund may borrow to the extent permitted by the 1940 Act. This means that the Fund may borrow money from banks for any purpose on a secured basis in an amount up to 33-1/3% of the Fund's total assets. The Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund's total assets. At times, the Fund may be required to segregate or earmark certain assets determined to be liquid by CISC (generally, short-term investment grade fixed-income securities) to cover borrowings or its obligations under certain investments such as reverse repurchase agreements and derivative instruments (including options contracts).

CISC may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Any percentage limitations with respect to the investment of the Fund's assets or quality requirement of issues or issuers in which the Fund invests are applied at the time of purchase.

The investments and strategies discussed above are those that CISC will use under normal market conditions. The Fund also may use other strategies and engage in other investment practices, which are described in the Fund's SAI, which is incorporated herein by reference.

In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in securities issued or guaranteed by the U.S. government, its agencies or government sponsored enterprises, money market funds, cash or cash equivalents. CISC will determine when market conditions warrant temporary defensive measures. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and may not achieve its investment objective.

The Successor Fund and the Fund

Each of the Successor Fund and the Fund is a "diversified" fund, which means that each fund will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

The Successor Fund and the Fund have similar fundamental investment restrictions. Please see Exhibit B of this Prospectus/Proxy Statement for a comparison of the fundamental investment restrictions of the Successor Fund and the Fund.

Unlike the Fund, the Successor Fund does not have a policy requiring it to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investment grade fixed-income securities. In addition, the Successor Fund may invest up to 25% of its net assets in fixed-income securities rated, at the time of purchase, below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Insight; whereas, the Fund may invest up to 20% of its net assets in such high yield securities. The Successor Fund, therefore, may have more exposure to high yield fixed-income securities than the Fund. See "Investment Risks" below.

Investment Risks. An investment in the Successor Fund, as well as in the Fund, is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is not a complete investment program. The value of your investment in the Successor Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money. Given that the Successor Fund and the Fund have the same investment objective and substantially similar investment management policies, the risks associated with an investment in the Successor Fund and the Fund are substantially similar, although they are not the same. A comparison of the principal investment risks of the Successor Fund to the corresponding principal investment risks of the Fund is shown below. As noted in this comparison, certain principal risks of the Fund are not identified as principal risks of the Successor Fund, and certain principal risks of the Successor Fund are not identified as principal risks of the Fund.

Principal Risks of Investing in the Successor Fund	Principal Risks of Investing in the Fund
Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which currently are at or near historic lows in the United States and in other countries. During periods of reduced market liquidity, the Successor Fund may not be able to readily sell fixed-income securities at prices at or near their perceived value. If the Successor Fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such	Market risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

securities. An unexpected increase in Successor Fund redemption requests, including requests from shareholders who may own a significant percentage of the Successor Fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Successor Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Successor Fund's share price and increase the Successor Fund's liquidity risk, fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the Successor Fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the Successor Fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed rate fixed-income securities generally rise. However, when interest rates fall, the Successor Fund's investments in new securities may be at lower yields and may reduce the Successor Fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries currently are at or near historic lows. In the event that the Successor Fund has a negative average effective duration, the value of the Successor Fund may decline in a declining interest rate environment. Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks. In addition, the rates on floating rate	Interest rate risk: The risk of market losses attributable to changes in interest rates. With fixed rate securities, a rise in interest rates typically causes a fall in values. The yield earned by the Fund will vary with changes in interest rates. The longer the average maturity of the Fund's investment portfolio, the greater the fluctuation in value. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. Generally, the longer the Fund's duration, the more sensitive the Fund will be to changes in interest rates. For example, the price of a fixed income fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by 1%.

instruments adjust periodically with changes in market interest rates. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.
Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the Successor Fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.	Credit risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities. Securities rated investment grade when purchased by the Successor Fund may subsequently be downgraded.	High yield securities risk: High yield securities (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield securities can be expected to fluctuate more than the total return and yield of higher quality securities. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.
Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.	Not identified as a principal risk.
Market sector risk. The Successor Fund may significantly overweight or underweight certain countries, companies, industries or market sectors, which may cause the Successor Fund's performance to be more or less sensitive to developments affecting those countries, companies, industries or sectors.	Not identified as a principal risk.
Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the Successor Fund's share price may fall dramatically, even during periods of declining interest rates. Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore	Not identified as a principal risk.

these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. No active trading market may exist for some of the floating rate loans in which the fund invests and certain loans may be subject to restrictions on resale. Because some floating rate loans that the Successor Fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the Successor Fund than for mutual funds that invest primarily in other types of fixed-income instruments or equity securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Liquidity risk also may refer to the risk that the Successor Fund will not be able to pay redemption proceeds within the allowable time period stated in the Successor Fund's prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Successor Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Successor Fund's share price.
Foreign investment risk. To the extent the Successor Fund invests in foreign securities, the Successor Fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent the Successor Fund's investments are focused in a limited number of foreign countries, the Successor Fund's performance could be more volatile than that of more geographically diversified funds.	Foreign investment risk. Investments in securities of foreign issuers are subject to special risks associated with foreign investment including, but not limited to: potentially less liquid markets; greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets; less publicly available information about issuers; taxes; higher transaction and custody costs; settlement delays; inability to enforce contracts; issuers with smaller market capitalizations; less regulation of securities markets; different accounting and disclosure standards; governmental interference; social, economic and political uncertainties; the risk of expropriation of assets; and the risk of war. These risks are greater in emerging markets.
Foreign government obligations and securities of supranational entities risk. Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the Successor Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment. Some of these countries are also characterized	Not identified as a principal risk.

by political uncertainty or instability. Additional factors which may influence the ability or willingness of a foreign government or country to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. Some sovereign obligors have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Successor Fund does not apply to the market value of such security or to shares of the Successor Fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

U.S. government agencies securities risk: Certain securities issued by agencies and instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. government, such as securities issued by the Government National Mortgage Association. Others are not insured or guaranteed by the U.S. government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. government to purchase certain obligations, such as Freddie Mac, Tennessee Valley Authority and Student Loan Marketing Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.
See Mortgage-related securities risk described below as an additional risk of investing in the Successor Fund.	Mortgage-related securities risk. Recent developments relating to subprime mortgages have adversely affected fixed income securities markets in the United States, Europe and elsewhere. The values of many types of debt securities have been reduced, including debt securities that are not related to mortgage loans. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing on attractive terms or at all. In addition, broker-dealers and other market participants have been less willing to make a market in some types of debt instruments, which has impacted the liquidity of those instruments. These developments may also have a negative effect on the broader economy. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.
See Prepayment risk described below as an additional risk of investing in the Successor Fund.	Prepayment risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.
See Derivatives risk described below as an additional risk of investing in the Successor Fund.	Derivatives risk: In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and swap agreements are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Using derivatives can increase the volatility of the Fund's share prices. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. The use of derivatives may involve leveraging. Leverage may accelerate or exaggerate losses that occur from a direct investment in the underlying assets. Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding periods for the Fund's assets and defer recognition of certain of the Fund's losses.
Not identified as a principal risk.	Cyber security risk: As part of its business, CISC processes, stores and transmits electronic information, including information relating to the transactions of the Fund. CISC and the Fund are therefore susceptible to cyber security risk. Cyber security failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of the Fund's shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
Not identified as a principal risk.	Management risk: As with any managed fund, CISC may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds. CISC may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

In addition to the principal risks described above, the Successor Fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the Successor Fund:

•	Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. The Successor Fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Privately issued mortgage-related securities also are subject to credit risks associated with the performance of the underlying mortgage properties, and may be more volatile and less liquid than more traditional government-backed debt securities. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the Successor Fund to purchase new securities at current market rates, which usually will be lower. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates, known as prepayment risk, can reduce the Successor Fund's potential price gain in response to falling interest rates, reduce the Successor Fund's yield and/or cause the Successor Fund's share price to fall. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Successor Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. When interest rates rise, the effective duration of the Successor Fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the Successor Fund's sensitivity to rising interest rates and its potential for price declines.

•	Asset-backed securities risk. General downturns in the economy could cause the value of asset-backed securities to fall. In addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Successor Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

•	Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Successor Fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which currently are at or near historic lows in the United States. An unexpected increase in redemption requests, including requests from shareholders who may own a significant percentage of the Successor Fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Successor Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Successor Fund's share price and increase the Successor Fund's liquidity risk and fund expenses. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the Successor Fund invests may have an impact on the Successor Fund's share price.

•	Inflation-indexed security risk. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the Successor Fund may be required to make annual distributions to shareholders that exceed the cash the Successor Fund received, which may cause the Successor Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

•	Zero coupon securities risk. Zero coupon securities are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds which pay cash interest throughout the period to maturity, the Successor Fund will realize no cash until the cash payment or maturity date unless a portion of such securities are sold and, if the issuer defaults, the Successor Fund may obtain no return at all on its investment. The Internal Revenue Code of 1986, as amended (the "Code"), requires the holder of a zero coupon security to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income tax, the Successor Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy this distribution requirement.

•	Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult. In addition, such securities may be below investment grade quality and predominantly speculative. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

•	Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

•	Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of derivative instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

•	Convertible securities risk. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. Synthetic convertible securities are subject to additional risks, including risks associated with derivatives.

•	Preferred stock risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

•	Floating rate loan risk. Unlike publicly traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans may impair the ability of the Successor Fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the Successor Fund's portfolio managers may be required to rely primarily on their own evaluation of a borrower's credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer's obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the Successor Fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan. These laws may be less developed and more cumbersome with respect to the Successor Fund's non-U.S. investments. Uncollateralized senior loans involve a greater risk of loss. Some floating rate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Successor Fund, such as invalidation of loans. The floating rate loans in which the Successor Fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Floating rate loans may not be considered to be "securities" for purposes of the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information, so that purchasers, such as the Successor Fund, may not have the benefit of these protections. Because of the financial services and asset management activities of the sub-adviser and its affiliates, the sub-adviser may not have access to material non-public information regarding the borrower to which other lenders have access which could put the Successor Fund at a disadvantage compared to such other investors.

•	Participation interests and assignments risk. A participation interest gives the fund an undivided interest in a loan in the proportion that the Successor Fund's participation interest bears to the total principal amount of the loan, but does not establish any direct relationship between the Successor Fund and the borrower. If a floating rate loan is acquired through a participation, the Successor Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Successor Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Successor Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. The Successor Fund also may invest in a loan through an assignment of all or a portion of such loan from a third party. If a floating rate loan is acquired through an assignment, the Successor Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.

•	Forward commitments risk. The purchase or sale of securities on a forward commitment basis means delivery and payment take place at a future date at a predetermined price. When purchasing a security on a forward commitment basis, the Successor Fund would assume the risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value.

•	Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. In addition, floating rate loans may not have call protection and may be prepaid partially or in full at any time without penalty. If an issuer "calls" its securities during a time of declining interest rates, the Successor Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

•	Repurchase agreement counterparty risk. The Successor Fund is subject to the risk that a counterparty in a repurchase agreement and/or, for a tri-party repurchase agreement, the third party bank providing payment administration, collateral custody and management services for the transaction, could fail to honor the terms of the agreement.

•	Exchange-Traded Fund ("ETF") and other investment company risk. To the extent the Successor Fund invests in pooled investment vehicles, such as ETFs and other investment companies, the Successor Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Successor Fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the Successor Fund invests in an ETF or other investment company, shareholders of the Successor Fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the Successor Fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. The Successor Fund will incur brokerage costs when purchasing and selling shares of ETFs.

•	Derivatives risk. A small investment in derivatives could have a potentially large impact on the Successor Fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the Successor Fund's use of derivatives may result in losses to the Successor Fund and increased portfolio volatility. Derivatives in which the Successor Fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Successor Fund will not correlate with the underlying assets or the Successor Fund's other investments in the manner intended. Derivative instruments, such as over-the-counter swap agreements, forward contracts and other over-the-counter transactions, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain derivatives, such as written call options, have the potential for unlimited loss, regardless of the size of the initial investment. Certain types of derivatives, including over-the-counter transactions, involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Future rules and regulations of the Commission may require the Successor Fund to alter, perhaps materially, its use of derivatives.

•	Leverage risk. The use of leverage, such as lending portfolio securities, entering into futures contracts, forward currency contracts, swaps or contracts for difference and engaging in forward commitment transactions, may magnify the Successor Fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value of the underlying asset can result in a loss substantially greater than the amount invested in the derivative itself.

•	Portfolio turnover risk. The Successor Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the Successor Fund's after-tax performance.

•	Securities lending risk. The Successor Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Successor Fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Sales Charges. Institutional Class shares of the Fund and Class Y shares of the Successor Fund are not subject to any sales charges (including CDSCs). The Fund charges a redemption fee of 1.00% on proceeds redeemed within 60 days following their acquisition. The Successor Fund does not impose a redemption fee on its shares. No redemption fee will be imposed at the time of the Reorganization.

Fees and Expenses. Under its agreement with Dreyfus, the Successor Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.35% of the value of the Successor Fund's average daily net assets. Dreyfus will pay Insight a sub-advisory fee out of the management fee paid to Dreyfus by the Successor Fund. Dreyfus has contractually agreed, until April 30, 2019, to waive receipt of its fees and/or assume the expenses of the fund so that total fund expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.45%. On or after April 30, 2019, Dreyfus may terminate this expense limitation at any time.

Under its agreement with CISC, the Fund is obligated to pay CISC an investment advisory fee at the annual rate of 0.50% of the value of the Fund's average daily net assets. CISC has voluntarily agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund's total operating expenses (excluding any class-specific fees and expenses, "Acquired Fund Fees and Expenses," interest, extraordinary items and brokerage commissions) do not exceed 0.85% (on an annual basis) of the Fund's average daily net assets. This voluntary waiver may be discontinued at any time at the discretion of CISC. For services rendered during the fiscal year ended April 30, 2017, the Fund paid net investment advisory fees (after current fee waivers and expense reimbursements with respect to the Fund) to CISC that amounted to 0.046% of the value of the Fund's average daily net assets. In addition, pursuant to an Administration and Accounting Services Agreement with the Trust, The Bank of New York Mellon performs certain administrative and accounting services for the Fund. For services rendered during the fiscal year ended April 30, 2017, the Fund paid The Bank of New York Mellon administration and accounting services fees that amounted to 0.22% of the value of the Fund's average daily net assets.

Thus, the Successor Fund's contractual management fee will be lower than the contractual management fee payable by the Fund and the total annual operating expenses of the Successor Fund are estimated to be less than the Fund's historical annual operating expenses (before and after the current fee waiver and expense reimbursement arrangements with respect to the Fund and Successor Fund).

The fees and expenses set forth below for the Fund are as of April 30, 2017, the Fund's most recent fiscal year end, and the expenses set forth below for the Successor Fund are based on estimated amounts for the current fiscal year. As of October 31, 2017, annual fund operating expenses for Institutional Class Shares of the Fund (before current fee waivers and expense reimbursements with respect to the Fund) were 1.29% of the value of the Fund's average daily net assets. The "Pro Forma After Reorganization" operating expenses information is based on the fees and expenses of the Fund, as of the fiscal year end noted above, and of the Successor Fund, as estimated for the current fiscal year, adjusted showing the effect of the consummation of the Reorganization. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

	Fund Insight Investment Grade Bond Fund Institutional Class Shares	Successor Fund BNY Mellon Insight Core Plus Fund Class Y Shares	Successor Fund BNY Mellon Insight Core Plus Fund Pro Forma After Reorganization Class Y Shares
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum Deferred Sales Charge (Load) (as a percentage of lower of purchase or sale price)	none	none	none

Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	1.00%	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%	0.35%	0.35%
Distribution (12b-1) Fees	none	none	none
Other Expenses	0.80%	0.45%[3]	0.45%[3]
Acquired Fund Fees and Expenses	0.01%	0.00%[3]	0.00%[3]
Total Annual Fund Operating Expenses	1.31%	0.80%	0.80%
Fee Waiver and/or Expense Reimbursement	N/A	(0.35)%	(0.35)%
Total Annual Fund Operating Expenses (after fee waiver and/or expense reimbursement)	1.31%[1,2]	0.45%[4]	0.45%[4]

[1]	CISC has voluntarily agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund's total operating expenses (excluding any class-specific fees and expenses, acquired fund fees and expenses, interest, extraordinary items and brokerage commissions) do not exceed 0.85% (on an annual basis) of the Fund's average daily net assets. This is not reflected in the table above. Such voluntary waiver will continue until CISC notifies the Fund of a change in the amount of the voluntary waiver or its discontinuation. This voluntary waiver may be discontinued at any time at the discretion of CISC.

[2]	Total annual fund operating expenses will not correlate to the ratio of expenses to average net assets that are disclosed in the Fund's annual and semi-annual reports to shareholders in the financial highlights table which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

[3]	"Other expenses" and "Acquired fund fees and expenses" are based on estimated amounts for the current fiscal year.

[4]	Dreyfus has contractually agreed, until April 30, 2019, to waive receipt of its fees and/or assume the expenses of the Successor Fund so that total fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.45%. On or after April 30, 2019, Dreyfus may terminate this expense limitation at any time.

Example

The Example below is intended to help you compare the cost of investing in the Fund and the Successor Fund. The Example assumes that you invest $10,000 in the respective fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples for the Successor Fund are based on net operating expenses, which reflect the contractual fee waiver and expense limitation agreement by Dreyfus. For the Fund, the Example is based on the net operating expenses as of its fiscal year ended April 30, 2017, which does not reflect the voluntary fee waiver and expense limitation agreement by CISC. The "Pro Forma After Reorganization" Example shows the effect of the consummation of the Reorganization of the Fund and the Successor Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Fund Insight Investment Grade Bond Fund Institutional Class Shares	Successor Fund BNY Mellon Insight Core Plus Fund Class Y Shares	Successor Fund BNY Mellon Insight Core Plus Fund Pro Forma After Reorganization Class Y Shares
1 Year	$133	$46	$46
3 Years	$415	$220	$220
5 Years	$718	$410	$410
10 Years	$1,579	$957	$957

Each fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 201.40% of the average value of the Fund's portfolio.

Past Performance. As accounting successor to the Fund, the Successor Fund will assume the Fund's historical performance after the Reorganization. The bar chart and table below illustrate the risks of investing in the Fund. The bar chart for the Fund shows the changes in the performance of the Fund's Institutional Class shares from year to year. The table for the Fund compares the average annual total returns of the Fund's Institutional Class shares to those of a broad measure of market performance. Sales charges, if any, are not reflected in the bar charts, and if those charges were included, returns would have been less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund or the Successor Fund will perform in the future. Updated performance information is available by calling (866) 678-6242.

Insight Investment Grade Bond Fund — Institutional Class Shares
Year-by-year total returns as of 12/31 each year (%)

+5.69%	+8.49%	-1.32%	+7.27%	-0.42%	+4.83%
2011	2012	2013	2014	2015	2016

Best Quarter:	Q2, 2016	+3.06%
Worst Quarter:	Q2, 2013	-3.13%

The year-to-date total return of the Fund's Institutional Class shares as of September 30, 2017 was +4.39%.

Insight Investment Grade Bond Fund — Institutional Class Shares Average annual total returns as of 12/31/16
Share Class	1 Year	5 Years	Since Inception (December 2, 2010)
Returns Before Taxes	4.83%	3.69%	3.78%
Return After Taxes on Distributions	3.31%	2.15%	2.30%
Return After Taxes on Distributions and Sale of Shares	2.79%	2.23%	2.33%
Bloomberg Barclays U.S. Aggregate Bond® Index (reflects no deductions for fees, expenses or taxes)[1]	2.65%	2.23%	3.05%

[1]	The Bloomberg Barclays U.S. Aggregate Bond® Index is an unmanaged index which represents the U.S. investment grade bond market.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Investment Advisers. The investment adviser for the Successor Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $261 billion in 151 mutual fund portfolios. A discussion regarding the basis for the Successor Fund Board's approving the Successor Fund's management agreement with Dreyfus will be available in the Successor Fund's annual report for the fiscal year ending April 30, 2018. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $32.2 trillion in assets under custody and administration and $1.8 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY

Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

Dreyfus has engaged its affiliate, Insight, a wholly-owned subsidiary of BNY Mellon, to serve as the Successor Fund's sub-adviser. Insight is part of the group of affiliated companies providing investment advisory services under the "Insight Investment" or "Insight" brand. Investment advisory services in North America are provided through four different investment advisers registered with the SEC using the brand Insight Investment: Cutwater Asset Management Corp., Cutwater Investor Services Corp., Insight North America LLC and Pareto Investment Management Limited. The North American investment advisers are associated with other global investment managers that also (individually and collectively) use the corporate brand Insight Investment and may be referred to as "Insight" or "Insight Investment." Other than the fact that Insight, and not CISC, will be responsible for the day-to-day management of the Successor Fund's portfolio, there will be no change to the relationship of Insight and CISC as a result of the Reorganization.

Insight, located at 200 Park Avenue, New York, New York 10166, is registered with the SEC as an investment adviser. Insight, subject to Dreyfus' supervision and approval, will provide day-to-day management of the Successor Fund's assets. As of August 31, 2017, Insight managed approximately $9.7 billion of assets. Collectively, the investment managers that comprise Insight Investment are responsible for $725.5 billion in assets under management as of August 31, 2017. A discussion regarding the basis for the Board's approving the sub-investment advisory agreement between Dreyfus and Insight will be available in the Successor Fund's annual report for the fiscal year ending April 30, 2018.

Portfolio Managers. The portfolio managers of the Fund who currently provide day-to-day management of the Fund's portfolio as employees of CISC will continue to provide such services to the Successor Fund as employees of Insight after the completion of the Reorganization. Gautam Khanna, Jason Celente and E. Gerard Berrigan are the Fund's primary portfolio managers, positions they have held since the Fund's inception in December 2010. Messrs. Khanna and Celente are senior portfolio managers, and Mr. Berrigan is head of U.S. fixed income, at Insight Investment. Messrs. Khanna, Celente and Berrigan joined the predecessor firm of Insight Investment in 2003, 1997 and 1994, respectively.

Independent Registered Public Accounting Firm. Ernst & Young LLP is the independent registered public accounting firm for both the Successor Fund and the Fund.

Board Members. The Board members for the Fund and the Successor Fund are different. No member of the Trust's Board of Trustees is an "interested person" (as defined in the 1940 Act) of the Fund or the Successor Fund (each, an "Independent Board Member"). One member of the Successor Company's Board of Directors is an "interested person" (as defined in the 1940 Act) of the Successor Fund. For a description of the Board members of the Successor Company, see Exhibit C.

Capitalization. The Fund has classified its shares into three classes—Class A, Class C and Institutional Class shares of beneficial interest. Class A and Class C shares of the Fund have not been issued as of the date of this Prospectus/Proxy Statement. The Successor Fund has classified its shares into four classes—Class A, Class C, Class I and Class Y shares of common stock—which have not yet been offered to the public. The Fund's shares will be exchanged only for the Successor Fund's Class Y shares. The following tables set forth, as of April 30, 2017, (1) the capitalization of the Fund's Institutional Class shares, (2) the capitalization of the Successor Fund's Class Y shares and (3) the pro forma capitalization of the Successor Fund's Class Y shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund Insight Investment Grade Bond Fund Institutional Class Shares	Successor Fund BNY Mellon Insight Core Plus Fund Class Y Shares	Successor Fund Pro Forma After Reorganization BNY Mellon Insight Core Plus Fund Class Y Shares

Total net assets	$40,774,014	$0	$40,774,014
Net asset value per share	$10.06	N/A	$10.06
Shares outstanding	4,054,796	None	4,054,796

As of October 31, 2017, the Fund's total net assets were $41,699,424.25 and the Fund's net asset value per share was $10.17.

Purchase Procedures. For Fund shareholders who receive Successor Fund shares as a result of the Reorganization, the methods available to purchase shares of the Fund and the Successor Fund are substantially similar. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's purchase procedures.

The price for shares of the Fund and the Successor Fund is the net asset value per share, which is calculated as of the scheduled close of trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business. Shares of the Fund and the Successor Fund are priced at the respective fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity. The minimum initial investment for Class Y shares of the Successor Fund generally is $1,000,000, with no minimum subsequent investment. The minimum initial investment for Institutional Class shares of the Fund generally is $100,000, with no minimum subsequent investment.

Redemption Procedures. The redemption procedures of the Fund and the Successor Fund are substantially similar. The shares are sold at the respective fund's next net asset value calculated after an order is received in proper form (or "good order") by the fund's transfer agent or other authorized entity. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's redemption procedures.

The Fund charges a redemption fee of 1.00% on proceeds redeemed within 60 days following their acquisition. The Successor Fund does not impose a redemption fee on its shares.

The Successor Fund processes redemption orders promptly. If you request the Successor Fund to transmit your redemption proceeds to you by check, the Successor Fund expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the Successor Fund to transmit your redemption proceeds to you by wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the Dreyfus TeleTransfer Privilege ($500 minimum), and the Successor Fund has your bank account information on file, the Successor Fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form. Payment of redemption proceeds may take longer than the number of days the Successor Fund typically expects and may take up to seven days after your order is received in proper form by the fund's transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

Under normal circumstances, the Successor Fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, the Successor

Fund, and certain other funds in the Dreyfus Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. The Successor Fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in kind"), to the extent the composition of the Successor Fund's investment portfolio enables it to do so, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the Successor Fund's assets) or the redemption request is during stressed market conditions. Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by the Successor Fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

The processing of redemptions for the Successor Fund may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the Successor Fund or the determination of the fair value of the Successor Fund's net assets not reasonably practicable; or (iii) as permitted by order of the Commission for the protection of Successor Fund shareholders. For these purposes, the Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when: (1) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (2) the Commission has by order permitted such suspension for the protection of the Fund's shareholders or (3) an emergency exists, as determined by the Commission, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. The Fund will automatically redeem shares if a purchase check is returned for insufficient funds. The Fund reserves the right to reject any third party check. The Fund generally pays redemption proceeds in cash, however, the Trust reserves the right to make a "redemption in kind" payment in portfolio securities rather than cash.

Distributions. The dividends and distributions policies of the Fund and the Successor Fund are identical. Each fund anticipates paying dividends monthly and capital gain distributions annually. Each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of dividends and distributions policies.

Comparison of Differences in Organization under State Law. The Successor Fund is a series of the Successor Company, which is a Maryland corporation, and the rights of its shareholders are governed by the Successor Company's Articles of Incorporation, as amended (the "Charter"), the Successor Company's By-Laws and the Maryland General Corporation Law (the "Maryland Code"). The Fund is a series of the Trust, which is a Delaware statutory trust, and the rights of its shareholders are governed by the Trust's Amended and Restated Agreement and Declaration of Trust (the "Trust Agreement"), the Trust's By-Laws and applicable Delaware law. Certain relevant differences between the two forms of organization are summarized below.

Shareholder Meetings and Voting Rights. Generally, neither the Successor Fund nor the Fund is required to hold annual meetings of its shareholders. The Successor Fund is required to call a special meeting of shareholders for any purpose when requested in writing to do so by the holders of at least a majority of its outstanding shares entitled to vote. Meetings of Fund shareholders may be called at any time by a majority of the Trustees, and the Trustees are required to call a special meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees upon the written request of the holders of not less than ten percent (10%) of the outstanding shares of the Trust entitled to vote. Shareholders of the Successor Company and the Trust may remove a Board member by the affirmative vote of a majority of the respective fund's outstanding voting shares.

Shares of the Fund and the Successor Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares of the Fund or the Successor Fund then entitled to vote will be voted in the aggregate as a single class. The Trust's Trust Agreement provides that 40% of the Fund's shares entitled to vote shall constitute a quorum for the transaction of business at a Fund shareholders' meeting. The Successor Company's Charter provides that one-third of the shares entitled to vote shall constitute a quorum for the transaction of business at a Successor Fund shareholders' meeting. Matters requiring a larger vote by law or under the organizational documents for the Successor Company or the Trust are not affected by such quorum requirements.

Shareholder Liability. Under Delaware law and the Trust Agreement, Fund shareholders have the same limitation of personal liability as is extended to shareholders of private corporations for profit organized under Delaware law. In addition, the Trust Agreement disclaims shareholder liability for debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or the Fund. The Trust Agreement provides for indemnification out of the Fund's assets of all losses and expenses of any shareholder held personally liable for the obligations of the Fund solely by reason of being or having been a Fund shareholder and not because of such shareholder's acts or omissions or some other reason. The Trust Agreement also provides that the Trust, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon from the assets of the Fund.

Under the Maryland Code, Successor Fund shareholders have no personal liability as such for the Successor Fund's acts or obligations.

Liability and Indemnification of Board Members. Under Delaware law, the Trust Agreement and the Trust's By-Laws, and subject to the 1940 Act, a Trustee will not be liable to the Trust or any Fund shareholder for any action or failure to act except by reason of the Trustee's own bad faith, willful misfeasance, gross negligence or reckless disregard of the Trustee's duties involved in the conduct of the Trustee's office. The Trust will indemnify and hold harmless each Trustee against any and all claims, demands, costs, losses, expenses and damages whatsoever arising out of or related to the Trustee's performance of his or her duties as a Trustee or otherwise relating to any act, omission or obligation of the Trust; such indemnification will only be provided if the court or other body before which the relevant proceeding was brought determines (or in certain circumstances, a majority of the Independent Board Members not subject to a related action determine or legal counsel chosen by a majority of the Trustees determines) that the Trustee was not liable by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's office. Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Trustee to repay such amount if it is ultimately determined that the Trustee is not entitled to indemnification under the Trust Agreement, subject to certain conditions.

Under the Maryland Code, the Successor Company's Charter and By-Laws, and subject to the 1940 Act, a Director or officer of the Successor Company is not liable to the Successor Fund or its shareholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was committed in bad faith or was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Successor Fund except where the individual is adjudged liable to the Successor Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Successor Company is insured against losses arising from the advances, or (iii) the disinterested non-party Directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents also are indemnified to the same extent as Directors and to such further extent as is consistent with law.

If these provisions of the Maryland Code are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Successor Company's Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

REASONS FOR THE REORGANIZATION

The Trust's Board of Trustees Consideration of the Reorganization. The Trust's Board of Trustees considered the proposed Reorganization at a meeting held on September 27 and 28, 2017, at which representatives of Insight and Dreyfus made a presentation to the Board recommending that the Fund be reorganized into the Successor Fund, which is part of the Dreyfus Family of Funds. Representatives from Insight and Dreyfus provided a detailed explanation of their rationale for the proposed Reorganization and the anticipated benefits for the shareholders of the Fund. First, Fund shareholders would enjoy continuity of portfolio management. The Successor Fund has the same investment objective and substantially similar investment management policies and limitations as the Fund. The Successor Fund's primary portfolio managers are the primary portfolio managers for the Fund. Second, shareholders should benefit from Dreyfus' experience and resources in managing investment companies. Third, Dreyfus has greater potential for increasing the size of the Successor Fund because of Dreyfus' experience, through its subsidiary, in the distribution of mutual funds through a broader range of distribution channels than is currently available to the Fund. Over the long-term, if this potential for a larger asset base is realized, it should reduce the Successor Fund's per share operating expenses, although this cannot be guaranteed, and increase the portfolio management options available to the fund. Fourth, the Successor Fund will have a lower management fee and is estimated to have a lower total annual expense ratio (before and after the current fee waiver and expense reimbursement arrangements with respect to the Fund and Successor Fund) than the Fund. Fifth, the Reorganization will provide Fund shareholders with access to the additional investment options and shareholder services offered by the

Dreyfus Family of Funds. Sixth, the transaction will be tax free to the shareholders of the Fund. Representatives from Insight and Dreyfus also informed the Board that they expected to present an agreement and plan of reorganization to the Board for its consideration at a subsequent meeting.

At a special meeting of the Trust's Board of Trustees held on October 16, 2017, representatives from Insight provided the Board with an update on the status of the Reorganization proposal and officers of the Trust submitted to the Board an agreement and plan of reorganization describing the terms and conditions of the proposed Reorganization. In considering the Reorganization and the terms of the Plan, the Board requested and reviewed, with assistance of legal counsel, materials related to the Reorganization and its terms. The materials included a memorandum prepared by Insight regarding the proposal, a comparison of fees and expenses of the Fund and the Successor Fund, an analysis of the methodology by which the Fund and the Successor Fund price portfolio securities, and background information regarding the Successor Fund and the Successor Company, including its Board members, officers, and service providers. In determining whether to approve the Plan and recommend that the Fund's shareholders approve the Plan, the Board based its decision on the recommendation of Insight of the anticipated long-term benefits for the shareholders of the Fund. In addition, the Board reviewed and considered such information provided to them by Insight regarding the Reorganization, and considered all factors which it deemed relevant to evaluate the Reorganization including, among others:

Investment Objectives, Principal Investment Strategies and Principal Risks. The investment objective of the Fund is identical to that of the Successor Fund and the principal investment strategies of the Fund are substantially similar those of the Successor Fund. The principal risks of the Fund are also substantially similar to those of the Successor Fund. The Board also reviewed information provided by Insight regarding the extent to which the valuation practices of the Successor Fund differ from those of the Fund and determined that such differences should not be reasonably expected to have any material impact on the Fund or its shareholders.

Portfolio Management. The portfolio managers for the Fund will continue to be responsible for the day-to-day portfolio management activities of the Successor Fund after the completion of the Reorganization, promoting continuity of asset management and investment expectations for the Fund's shareholders.

Management Fees and Operating Expenses. The Board considered Dreyfus' and Insight's commitment that the management fee and the total expense ratio of the Successor Fund would be lower than those of the Fund. Under its investment advisory agreement with Insight, the Fund has agreed to pay Insight an investment advisory fee at the annual rate of 0.50% of the value of the Fund's average daily net assets. In addition, the Fund paid The Bank of New York Mellon administration and accounting services fees for the fiscal year ended April 30, 2017 that amounted to 0.22% of the value of the Fund's average daily net assets. Insight currently has in place a voluntary fee waiver, which may be discontinued at any time at Insight's discretion, to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund's total operating expenses (excluding any class-specific fees and expenses, "Acquired Fund Fees and Expenses," interest, extraordinary items and brokerage commissions) do not exceed 0.85% (on an annual basis) of the Fund's average daily net assets. Under its management agreement with Dreyfus, the Successor Fund has agreed to pay Dreyfus a management fee for the provision of investment advisory and certain administration and accounting services at the annual rate of 0.35% of the value of the Successor Fund's average daily net assets. Dreyfus has contractually agreed, until April 30, 2019, to waive receipt of its fees and/or assume the expenses of the Successor Fund so that the expenses of none of the Successor Fund's classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, and extraordinary expenses) exceed 0.45%. Although Dreyfus may terminate this expense limitation at any time on or after April 30, 2019, the Board considered that the contractual management fee rate due to Dreyfus pursuant to its management agreement with the Successor Fund is lower than the contractual investment advisory fee rate pursuant to Insight's investment advisory agreement with the Fund. The fee rates to be charged by other various service providers to the Successor Fund are commensurate with, or expected to be lower than, the fee rates currently charged to the Fund. Based on information provided by Insight, the Board considered that the Reorganization presents the opportunity to achieve economies of scale and to operate with greater efficiency and lower overall costs over time.

Expected Tax-Free Conversion of the Fund's Shares. The Board also considered the expected tax-free nature of the Reorganization and in particular, that for U.S. federal income tax purposes: Fund shareholders (i) will not recognize a taxable gain or loss on the transfer of their investment to the Successor Fund; (ii) will have the same tax basis in their Successor Fund shares as they had in their Fund shares; and (iii) assuming that shareholders hold Fund shares as a capital asset, they will have the same holding period for their Successor Fund shares as they had for their Fund shares.

Expenses of the Reorganization. Dreyfus and Insight have agreed to bear all expenses incurred in connection with the Reorganization without regard to whether the Reorganization is consummated. Insight has also represented to the Board that neither it nor any other third party will receive any indirect compensation, such as any broker's or finder's or similar fees or other commissions as a result of the consummation of the Reorganization. The Board acknowledged that both Insight and Dreyfus are subsidiaries of BNY Mellon and as such, both will benefit from the Reorganization. Because the Fund will be the accounting survivor, the Successor Fund will assume the Fund's performance record. As a result, Dreyfus expects to be able to increase the Successor Fund's assets at a faster rate than would otherwise be expected if it began offering a fund with substantially similar investment management policies and limitations as the Fund and no historical performance record. Future growth of assets benefits Dreyfus because it can be expected to increase the total amount of fees payable to Dreyfus and reduce the amount of fees and expenses required to be waived or reimbursed to maintain total operating expenses at agreed upon levels. As sub-investment adviser to the Successor Fund, Insight similarly would benefit from increases in the amount of fees resulting from increased Successor Fund assets.

In light of the foregoing considerations, among others, and the Board's evaluation of the information presented by Insight at the September 2017 and October 2017 meetings of the Trust's Board, and in accordance with its fiduciary duties, the Board, including its Independent Board Members, determined that the Reorganization of the Fund is in the best interests of the Fund and its shareholders and concluded that the economic interests of the Fund's shareholders would not be diluted as a result of the proposed Reorganization because, among other things, the number of shares of the Successor Fund to be issued to shareholders of the Successor Fund will be calculated based on the net asset value of the Fund. As such, the Board, including its Independent Board Members, approved the Reorganization and directed that the Reorganization be submitted to the Fund's shareholders for approval.

The Successor Company's Board of Directors Consideration of the Reorganization. The Board of Directors of the Successor Company considered that the Reorganization presents an opportunity for the Successor Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Successor Fund.

The Board also considered that Dreyfus and Insight will benefit from the Reorganization. Because the Fund will be the accounting survivor, the Successor Fund will assume the Fund's performance record. As a result, Dreyfus expects to be able to increase the Successor Fund's assets at a faster rate than would otherwise be expected if it began offering a fund with substantially similar investment management policies and limitations as the Fund and no historical performance record. Future growth of assets benefits Dreyfus because it can be expected to increase the total amount of fees payable to Dreyfus and reduce the amount of fees and expenses required to be waived or reimbursed to maintain total operating expenses at agreed upon levels. As sub-investment adviser to the Successor Fund, Insight similarly would benefit from increases in the amount of fees resulting from increased Successor Fund assets.

In determining whether to recommend approval of the Reorganization, the Board also considered (1) the terms and conditions of the Reorganization; (2) the compatibility of the Fund's and Successor Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Successor Fund; (3) the expense ratio and information regarding the fees and expenses of the Fund and the estimated expense ratio and information regarding the fees and expenses of the Successor Fund; (4) the tax consequences of the Reorganization; and (5) that the costs to be incurred in connection with the Reorganization would be borne by Dreyfus and Insight, and not the Successor Fund or Fund.

For the reasons described above, the Board of Directors of the Successor Company, on behalf of the Successor Fund, including a majority of the Independent Board Members of the Successor Company, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization. The following is a brief summary of the terms of the Plan, which is attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Successor Fund's shareholders, the Successor Fund will acquire all of the assets of the Fund in exchange solely for Class Y shares of the Successor Fund and the assumption by the Successor Fund of the Fund's liabilities, as described in the Plan, on February 2, 2018 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Successor Fund shares to be issued to the Fund will be determined on the basis of the relative net asset value per share and aggregate net assets of the Fund, generally computed as of the scheduled close of trading on the floor of the NYSE (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund will be valued in accordance with the valuation practices of the Successor Fund, which are described in the Successor Fund's Prospectus and Statement of Additional Information, provided, however, that in the event of any inconsistency with the valuation procedures of the Fund, the Fund and Successor Fund shall confer and mutually agree on the valuation.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards). Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record, as of the close of business on the Closing Date, the Successor Fund Class Y shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Successor Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Successor Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be terminated as a series of the Trust and cease operations. After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Successor Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Successor Fund as uncertificated, book-entry shares.

The Plan may be amended at any time prior to the Reorganization by the Trust's Board and the Successor Company's Board. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Trust, on behalf of the Fund, and the Successor Company, on behalf of the Successor Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Trust, on behalf of the Fund, and the Successor Company, on behalf of the Successor Fund. An additional condition to the Reorganization is that the Fund and the Successor Fund receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Successor Fund as a result of the Reorganization. The Plan may be terminated and abandoned by the Board of the Trust or of the Successor Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders), if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

The total expenses of the Reorganization, for legal and accounting expenses, printing, postage, proxy out-of-pocket costs, mailing, reporting and tabulation costs, and regulatory filing fees, are expected to be approximately $200,000, which will be borne by Dreyfus and Insight.

By approving the Reorganization, Fund shareholders are also, in effect, agreeing to the Successor Fund's investment advisory arrangements, Board composition, and independent registered public accounting firm. If the Reorganization is not approved by Fund shareholders, the Fund would continue to be a series of the Trust.

Federal Income Tax Consequences. The exchange of Fund assets for Successor Fund shares, the Successor Fund's assumption of the Fund's liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Fund and the Successor Fund will receive the opinion of Proskauer Rose LLP, counsel to the Successor Fund, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Successor Fund in exchange solely for Successor Fund Class Y shares and the assumption by the Successor Fund of the Fund's liabilities, as described in the Plan, followed by the distribution by the Fund of those Successor Fund Class Y shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Successor Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Successor Fund upon the receipt of the assets of the Fund in exchange solely for Successor Fund Class Y shares and the assumption by the Successor Fund of the Fund's liabilities, as described in the Plan, pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Successor Fund in exchange solely for Successor Fund Class Y shares and the assumption by the Successor Fund of the Fund's liabilities or upon the distribution of those Successor Fund Class Y shares to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Institutional Class shares for Successor Fund Class Y shares, pursuant to the Reorganization; (5) the aggregate tax basis for the Successor Fund Class Y shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such Fund shareholder immediately prior to the Reorganization, and the holding period of those Successor Fund Class Y shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Successor Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Successor Fund will include the period during which that asset was held by the Fund.

The Fund and the Successor Fund have not sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Required Vote and Board's Recommendation

The Trust's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE TRUST'S BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, unanimously RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE SUCCESSOR FUND AND THE FUND

Information about the Successor Fund is incorporated by reference into this Prospectus/Proxy Statement from the Successor Fund's Prospectus and Statement of Additional Information, forming a part of the Successor Fund's Registration Statement on Form N-1A (File No. 333-202460). The Successor Fund's Prospectus, dated November 29, 2017, is incorporated herein by reference to Post-Effective Amendment No. 15 to the Successor Company's Registration Statement on Form N-1A ("Post-Effective Amendment No. 15"), filed on November 28, 2017. The Successor Fund's Statement of Additional Information, dated December 30, 2016, as revised or amended February 1, 2017, March 1, 2017, March 31, 2017, May 1, 2017, September 1, 2017, September 29, 2017, November 1, 2017 and November 29, 2017 is incorporated herein by reference to Post-Effective Amendment No. 15.

Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus and Statement of Additional Information, forming a part of the Fund's Registration Statement on Form N-1A (File No. 333-141120). The Fund's Prospectus and Statement of Additional Information, dated September 1, 2017, is incorporated herein by reference to Post-Effective Amendment No. 169 to the Trust's Registration Statement on Form N-1A, filed on August 28, 2017.

The Fund and the Successor Fund are subject to the requirements of the Securities Exchange Act of 1934 and the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Successor Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of Fund documents can be viewed on-line or downloaded from www.sec.gov or www.insightinvestment.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions from a shareholder, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any Fund shareholder giving a proxy by telephone or electronically may revoke it at any time before it is exercised by submitting a new proxy or by attending the Meeting and voting in person.

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted "FOR" the Reorganization. Properly signed and dated proxy cards marked with an abstention or representing a broker non-vote will be treated as shares that are present at the Meeting for quorum purposes but which have not been voted. A broker "non-vote" is a proxy from a broker or nominee who does not have discretionary power to vote Fund shares on behalf of its client, the beneficial owner of the shares, indicating that such broker or nominee has not received instructions from its client or other persons entitled to vote the shares. Accordingly, abstentions and broker non-votes will have the effect of a vote against approval of the Reorganization.

A quorum is constituted for the Fund by the presence in person or by proxy of the holders of 40% of the Fund's shares entitled to vote at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of Fund shares eligible to vote that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.

Ownership of Shares. To the knowledge of the Fund, as of September 30, 2017, the following persons owned, either of record or beneficially, 5% or more of the outstanding shares of the Fund (all of which are Institutional Class shares).

	Percentage of Outstanding Shares
Name and Address	Before Reorganization	After Reorganization
	Fund Institutional Class Shares	Successor Fund Class Y Shares

Mac & Co. 525 William Penn Place Rm 153-3602 500 Grant Street Rm 151-1010 Pittsburgh, PA 15258	100.00%	100.00%

As shares of the Successor Fund are newly authorized and will not be offered until consummation of the Reorganization, no shares were issued and outstanding as of September 30, 2017.

As of September 30, 2017, Board members and officers of the Trust, as a group, owned less than 1% of the Fund's outstanding shares.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund for its fiscal year ended April 30, 2017 have been incorporated herein by reference in reliance upon the report of Ernst & Young LLP, independent registered public accounting firm for the Fund, given on their authority as experts in accounting and auditing.

OTHER MATTERS

The Trust's Board members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the Fund, in care of BNY Mellon Investment Servicing, P.O. Box 9829, Providence, RI 02940, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of October 31, 2017 (the "Agreement"), among FUNDVANTAGE TRUST (the "Trust"), a Delaware statutory trust, on behalf of INSIGHT INVESTMENT GRADE BOND FUND (the "Fund"), and BNY MELLON ABSOLUTE INSIGHT FUNDS, INC. (the "Company"), a Maryland corporation, on behalf of BNY MELLON INSIGHT CORE PLUS FUND (the "Successor Fund"), and, with respect to paragraphs 4.3 and 10.4 of the Agreement, THE DREYFUS CORPORATION ("Dreyfus") and, with respect to paragraphs 4.4 and 10.4 of the Agreement, Insight North America LLC ("Insight").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of the Assets (as defined in paragraph 1.2) of the Fund to the Successor Fund in exchange solely for the Successor Fund's Class Y shares ("Successor Fund Shares") of common stock, par value $.001 per share, and the assumption by the Successor Fund of the Liabilities (as defined in paragraph 1.3) of the Fund, and the distribution, after the Closing Date hereinafter referred to, of the Successor Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

WHEREAS, the Fund is a series of the Trust, a registered, open-end management investment company, and the Successor Fund is a series of the Company, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Successor Fund is permitted to invest;

WHEREAS, both the Fund and the Successor Fund are authorized to issue their shares of beneficial interest and common stock, respectively;

WHEREAS, the Trust's Board has determined that the Reorganization is in the best interests of the Fund and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Company's Board has determined that the Reorganization is in the best interests of the Successor Fund:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.          THE REORGANIZATION.

1.1         Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Trust agrees to assign, transfer and convey all of the Assets (as defined in paragraph 1.2) of the Fund, to the Company on behalf of the Successor Fund. The Company agrees in exchange therefor (a) to deliver to the Trust on behalf of the Fund the number of Successor Fund Shares, including fractional Successor Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the Liabilities (as defined in paragraph 1.3) of the Fund on behalf of the Successor Fund. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the

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Successor Fund Shares, the Successor Fund shall credit the Successor Fund Shares to the Fund's account on the books of the Successor Fund and shall deliver a confirmation thereof to the Fund.

1.2         The assets of the Fund to be acquired by the Successor Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (collectively, the "Assets").

1.3         The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date. The Successor Fund shall assume the liabilities, expenses, costs, charges and reserves, whether accrued, absolute, contingent, unknown or otherwise, arising out of or based on the Assets of the Fund including, but not limited to, those reflected on an unaudited statement of assets and liabilities of the Fund prepared by the Trust's accounting and administration services agent and approved by Dreyfus, as of the Valuation Date (as defined in paragraph 2.1), in accordance with GAAP consistently applied from the Fund's prior audited period (collectively, the "Liabilities"). Liabilities shall not include losses, claims, damages, expenses or costs arising out of or based on the actions or omissions or alleged actions or omissions of the Trust's Board members, officers or agents, except as reflected on such unaudited statement of assets and liabilities of the Fund.

1.4         Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, 225 Liberty Street, New York, New York 10286, the Successor Fund's custodian (the "Custodian"), for the account of the Successor Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Successor Fund free and clear of all liens, encumbrances, rights, restrictions and claims, other than as disclosed to and accepted in writing by the Successor Fund (which may include restrictions as might arise under Section 4(2) or Rule 144A of the Securities Act of 1933, as amended (the "1933 Act")). All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Successor Fund.

1.5         The Fund will pay or cause to be paid to the Successor Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Successor Fund hereunder. The Fund will transfer to the Successor Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Successor Fund on the Closing Date and shall not be separately valued.

1.6         As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the corresponding class of Successor Fund Shares received by the Fund pursuant to paragraph 1.1 in complete liquidation of the Fund. As soon as conveniently practicable thereafter, the Fund shall take, in accordance with Delaware law and the Investment Company Act of 1940, as amended (the "1940 Act"), all such steps as may be necessary or appropriate to effect a complete liquidation and termination of the Fund and dissolution of Fund. Such distribution and liquidation will be accomplished by the transfer of the Successor Fund Shares then credited to the account of the Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of

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the Fund Shareholders and representing the respective pro rata number of the applicable Successor Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void. Successor Fund Shares distributed to Fund Shareholders will be reflected on the books of the Successor Fund as uncertificated, book-entry shares; the Successor Fund will not issue share certificates in the Reorganization.

1.7         Ownership of Successor Fund Shares will be shown on the books of the Successor Fund's transfer agent. Successor Fund Shares will be issued in the manner described in the Successor Fund's then-current prospectus and statement of additional information.

1.8         Any transfer taxes payable upon issuance of the Successor Fund Shares in a name other than the registered holder of the corresponding shares of the Fund on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Successor Fund Shares are to be issued and transferred.

1.9         Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

1.10       As soon as practicable after the Closing Date, the Trust shall provide the Successor Fund with copies of all books and records that pertain to the Fund that the Successor Fund is required to maintain under the 1940 Act and the rules of the Commission thereunder.

2.           VALUATION.

2.1         The value of the Fund's Assets to be acquired, and the amount of the Fund's Liabilities to be assumed, by the Successor Fund hereunder shall be computed as of the scheduled close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Articles of Incorporation, as amended (the "Company's Charter"), and the then-current prospectus or statement of additional information of the Successor Fund, provided, however, that such computation is consistent with the valuation procedures of the Fund and in the event of any inconsistency, the parties hereto shall confer and mutually agree on the valuation.

2.2         The net asset value of a Successor Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Company's Charter and the then-current prospectus or statement of additional information of the Successor Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.3         The number of Successor Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Successor Fund Share of the corresponding class, as the case may be, determined in accordance with paragraph 2.2.

2.4         All computations of value shall be made by or under the direction of the Fund's and the Successor Fund's respective accounting agent in accordance with its regular practice and the requirements of the 1940 Act. Such computations shall be evaluated by Dreyfus and shall be subject to

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review by the Fund's and Successor Fund's respective transfer agent and independent registered public accounting firm.

3.           CLOSING AND CLOSING DATE.

3.1         The Closing Date shall be February 2, 2018, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2         The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Successor Fund on the Closing Date. The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Successor Fund by wire transfer of federal funds on the Closing Date.

3.3         If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Successor Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Successor Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4         The Fund's transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Successor Fund's transfer agent shall issue and deliver to the Trust's Secretary a confirmation evidencing the Successor Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Trust that such Successor Fund Shares have been credited to the Fund's account on the books of the Successor Fund.

3.5         At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6         If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Successor Fund or the Custodian, including broker confirmation slips.

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4.           REPRESENTATIONS AND WARRANTIES.

4.1         The Trust, on behalf of the Fund, represents and warrants to the Company, on behalf of the Successor Fund, as follows:

(a) The Fund is a duly established and designated series of the Trust, a Delaware statutory trust, duly organized and validly existing under the laws of the State of Delaware, and has the power to carry out its obligations under this Agreement. The Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Fund. The Trust, on behalf of the Fund, has all material federal, state and local authorizations necessary to own all of the properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Fund.

(b) The Trust is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect. The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust's Amended and Restated Agreement and Declaration of Trust (the "Trust's Trust Agreement") or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Fund or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Fund or by which the Fund is bound.

(e) The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Trust's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business. The Trust knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.

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(h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and the schedules of portfolio investments (indicating their fair value) of the Fund for the Fund's fiscal years ended April 30, 2015, 2016 and 2017 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and for the Fund's fiscal years ended April 30, 2013 and 2014 by a different independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Successor Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i) Since April 30, 2017, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(k) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l) All issued and outstanding shares of the Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, or an exemption therefrom, and applicable state securities laws and are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Fund, and are not subject to preemptive or dissenter's rights. All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m) On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Successor Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, other than as disclosed to and accepted in writing by the Successor Fund (which may include restrictions as might arise under Section 4(2) or Rule 144A of the 1933 Act).

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Trust, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

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(o) The information to be furnished by the Trust, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p) The proxy statement and the prospectus and statement of additional information (collectively, the "Prospectus/Proxy Statement") to be included in the Company's registration statement on Form N-14 (the "Registration Statement"), including any documents incorporated therein by reference and any amendment or supplement thereto, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, insofar as they relate to the Trust and the Fund: (i) conform or will conform in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder; and (ii) do not or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the Trust makes no representations or warranties as to the information contained in the Prospectus/Proxy Statement or Registration Statement, including any documents incorporated therein by reference and any amendment or supplement thereto, in reliance upon and in conformity with information relating to the Company, the Successor Fund or Dreyfus.

4.2         The Company, on behalf of the Successor Fund, represents and warrants to the Trust, on behalf of the Fund, as follows:

(a) The Successor Fund is a duly established and designated series of the Company, a Maryland corporation, duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Agreement. The Company is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Successor Fund. The Company, on behalf of the Successor Fund, has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Successor Fund.

(b) The Company is registered under the 1940 Act as an open-end management investment company, and the Successor Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect. The Successor Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Successor Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Successor Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Successor Fund or by which the Successor Fund is bound, nor will the execution, delivery and performance of this Agreement by the Successor Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other

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undertaking to which the Company is a party on behalf of the Successor Fund or by which the Successor Fund is bound.

(e) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Successor Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company's knowledge threatened against the Successor Fund or any of the Successor Fund's properties or assets which, if adversely determined, would materially and adversely affect the Successor Fund's financial condition or the conduct of the Successor Fund's business. The Company knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Successor Fund's business or the Successor Fund's ability to consummate the transactions contemplated herein.

(g) All issued and outstanding shares of the Successor Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, or an exemption therefrom, and applicable state securities laws and are, and at the Closing Date (including the Successor Fund Shares to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Successor Fund, and are not subject to preemptive or dissenter's rights. The Successor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares.

(h) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Company, on behalf of the Successor Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(i) The Registration Statement, including any documents incorporated therein by reference and any amendment or supplement thereto, as of its effective date and at all times subsequent thereto up to and including the Closing Date, insofar as it relates to the Company and the Successor Fund: (i) conforms or will conform in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder; and (ii) does not or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in the Prospectus/Proxy Statement or Registration Statement, including any documents incorporated therein by reference and any amendment or supplement thereto, in reliance upon and in conformity with information relating to the Trust or the Fund.

(j) No consideration other than the Successor Fund Shares (and the Successor Fund's assumption of the Fund's Liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.

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(k) The Successor Fund will not have had any assets (other than assets required to meet requirements of Section 14(a) of the 1940 Act) or investment operations at any time prior to the Closing Date. As of the time immediately following the Closing, the Fund's shareholders will own all of the outstanding Successor Fund Shares. Upon filing of its first federal income tax return at the completion of its first taxable year, the Successor Fund will elect to be treated as a regulated investment company and until such time will take all steps necessary to ensure qualification as a regulated investment company under the Code.

4.3         Dreyfus represents and warrants to the Trust, on behalf of the Fund, and to the Company, on behalf of the Successor Fund, that the execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing by all necessary action, if any, on the part of Dreyfus, and this Agreement, with respect to paragraph 10.4 of the Agreement, will constitute a valid and binding obligation of Dreyfus, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

4.4         Insight represents and warrants to the Trust, on behalf of the Fund, and to the Company, on behalf of the Successor Fund, as follows:

(a) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing by all necessary action, if any, on the part of Insight, and this Agreement, with respect to paragraph 10.4 of the Agreement, will constitute a valid and binding obligation of Insight, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

(b) To Insight's knowledge, there are no claims or obligations, including any contingent, conditional or unmatured claims or obligations, arising out of or based on the Assets of the Fund, other than those reflected on the unaudited statement of assets and liabilities of the Fund prepared pursuant to paragraph 1.3 of the Agreement. Insight knows of no facts which might form the basis for any such claims or obligations which, if adversely determined, would materially and adversely affect the Fund's ability to consummate the transactions contemplated herein or the conduct of the Trust's business after the Reorganization.

5.	COVENANTS OF THE Company AND THE TRUST, ON BEHALF OF THE Successor FUND AND THE FUND, RESPECTIVELY.

5.1         The Successor Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include, subject to paragraph 8.5 of this Agreement, payment of customary dividends and other distributions and shareholder purchases and redemptions.

5.2         The Trust will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action reasonably necessary to obtain approval of the transactions contemplated herein.

5.3         Subject to the provisions of this Agreement, the Trust, on behalf of the Fund, and the Company, on behalf of the Successor Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

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5.4         As promptly as practicable, but in any case within sixty days after the Closing Date, the Trust shall furnish the Successor Fund, in such form as is reasonably satisfactory to the Successor Fund, a statement of the earnings and profits of the Fund for federal income tax purposes and of any capital loss carryforwards and other items which will be carried over to the Successor Fund as a result of Section 381 of the Code and which will be certified by the Trust's President or its Vice President and Treasurer.

5.5         The Trust, on behalf of the Fund, will provide the Successor Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6         The Successor Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7         The Trust, on behalf of the Fund, covenants that the Fund is not acquiring the Successor Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8         The Trust, on behalf of the Fund, will assist the Successor Fund in obtaining such information as the Successor Fund reasonably requests concerning the beneficial ownership of Fund shares.

5.9         As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Successor Fund Shares received at the Closing.

5.10       Each of the Fund and the Successor Fund and the Trust and the Company shall use its best efforts to cause the Reorganization to qualify, and will not (either before or after the Closing Date) knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying as a reorganization under the provisions of Section 368(a) of the Code.

6.          CONDITIONS PRECEDENT TO OBLIGATIONS OF THE Successor FUND.

The obligations of the Successor Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1         All representations and warranties of the Trust, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2         The Trust shall have delivered to the Successor Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Trust's Treasurer.

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6.3         The Successor Fund shall have received on the Closing Date an opinion of Pepper Hamilton LLP ("Pepper Hamilton"), counsel to the Fund, substantially to the effect that:

(a) the Trust is a statutory trust validly existing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as a registered investment company as described in its current registration statement on Form N-1A and the Fund is a duly established and designated series of the Trust;

(b) this Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Fund, and, assuming due authorization, execution and delivery of this Agreement by the Company, on behalf of the Successor Fund, is a valid and legally binding obligation of the Trust, on behalf of the Fund, enforceable against the Trust, with respect to the Fund, in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally and general principles of equity;

(c) the execution and delivery by the Trust, on behalf of the Fund, of this Agreement did not, and the consummation by the Trust, on behalf of the Fund, of the transactions contemplated hereby will not, conflict with the Trust's Trust Agreement or By-Laws or result in a material violation of the express terms of any agreement filed as an exhibit to the Trust's registration statement on Form N-1A to which the Fund is a party or by which it or its property is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any such agreement, or any judgment or decree known to such counsel to which the Fund is a party or by which it or its property is bound, under the express terms thereof;

(d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for the consummation by the Trust, on behalf of the Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under the securities or Blue Sky laws of the various states (as to which such counsel need express no opinion);

(e) to the knowledge of such counsel without investigation, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Fund or its assets or properties, pending or overtly threatened in writing on or before the effective date of the Registration Statement or the Closing Date that is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not described or filed as required; and

(f) the Trust is registered with the Commission as an investment company under the 1940 Act, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

Pepper Hamilton may rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers or Board members of the Trust.

In rendering its opinion, Pepper Hamilton may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Pepper Hamilton may treat as representations and warranties made to it, and in separate letters addressed to Pepper Hamilton and the certificates delivered pursuant to this Agreement.

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6.4         The Trust shall have delivered to the Successor Fund on the Closing Date a certificate executed in the Trust's name by the Trust's President or Vice President and its Treasurer, in form and substance satisfactory to the Successor Fund, to the effect that the representations and warranties of the Trust, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Successor Fund shall reasonably request.

7.          CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Successor Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1         All representations and warranties of the Company, on behalf of the Successor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2         The Fund shall have received on the Closing Date an opinion of Proskauer Rose LLP ("Proskauer"), counsel to the Successor Fund, substantially to the effect that:

(a) the Company is a corporation validly existing under the laws of the State of Maryland and has the power to own all of its properties and assets and to carry on its business as a registered investment company as described in its current registration statement on Form N-1A and the Successor Fund is a duly established and designated series of the Company;

(b) this Agreement has been duly authorized, executed and delivered by the Company, on behalf of the Successor Fund, and, assuming due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Fund, is a valid and legally binding obligation of the Company, on behalf of the Successor Fund, enforceable against the Company, with respect to the Successor Fund, in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally and general principles of equity;

(c) the execution and delivery by the Company, on behalf of the Successor Fund, of this Agreement did not, and the consummation by the Company, on behalf of the Successor Fund, of the transactions contemplated hereby will not, conflict with the Company's Charter or By-Laws or result in a material violation of the express terms of any agreement filed as an exhibit to the Company's registration statement on Form N-1A to which the Successor Fund is a party or by which it or its property is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any such agreement, or any judgment or decree known to such counsel to which the Successor Fund is a party or by which it or its property is bound, under the express terms thereof;

(d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Company, on behalf of the Successor Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under the securities or Blue Sky laws of the various states (as to which such counsel need express no opinion);

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(e) to the knowledge of such counsel without investigation, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Successor Fund or its assets or properties, pending or overtly threatened in writing on or before the effective date of the Registration Statement or the Closing Date that is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not described or filed as required; and

(f) the Company is registered with the Commission as an investment company under the 1940 Act, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

Proskauer may rely as to matters governed by the laws of the State of Maryland on an opinion of Maryland counsel and/or certificates of officers or Board members of the Company.

In rendering its opinion, Proskauer may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Proskauer may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

7.3         The Company shall have delivered to the Fund on the Closing Date a certificate executed in the Company's name by the Company's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Company, on behalf of the Successor Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE Successor FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Successor Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1         This Agreement and the transactions contemplated herein shall have been approved by the Trust's Board and the Company's Board, and by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Trust's Trust Agreement and By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Successor Fund. Notwithstanding anything in this Agreement to the contrary, neither the Fund nor the Successor Fund may waive the conditions set forth in this paragraph 8.1.

8.2         On the Closing Date, no action, suit or other proceeding shall be pending or, to either party's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3         All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Successor Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on

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the assets or properties of the Fund or the Successor Fund, provided that either party hereto may for itself waive any of such conditions.

8.4         The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5         The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).

8.6         The Fund and Successor Fund shall have received an opinion of Proskauer Rose LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) the transfer of all of the Fund's Assets to the Successor Fund in exchange solely for the Successor Fund Shares and the assumption by the Successor Fund of the Fund's stated Liabilities, followed by the distribution by the Fund of those Successor Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Successor Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the Successor Fund upon the receipt of the Fund's Assets in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of the Fund's stated Liabilities pursuant to the Reorganization;

(c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's Assets to the Successor Fund in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of the Fund's stated Liabilities or upon the distribution of those Successor Fund Shares to Fund Shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization;

(d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Successor Fund Shares pursuant to the Reorganization;

(e) the aggregate tax basis for the Successor Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Successor Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and

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(f) the tax basis of each Fund Asset acquired by the Successor Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Successor Fund will include the period during which that Asset was held by the Fund.

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Successor Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.           indemnification.

9.1         It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Company or the Trust, or shareholders, nominees, agents, or employees of the Successor Fund or the Fund personally, but shall bind only the property of the Successor Fund or the Fund, as the case may be. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Successor Fund or the Fund, as the case may be

9.2         The Company, solely out of the Successor Fund's assets and property, agrees to indemnify and hold harmless the Trust and its Board members, officers, employees and agents (the "Trust Indemnified Parties") from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Company, on behalf of the Successor Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Trust or its respective Board members, officers or agents.

9.3         The Trust, solely out of the Fund's assets and property, agrees to indemnify and hold harmless the Company and its Board members, officers, employees and agents (the "Company Indemnified Parties") from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Company Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Trust, on behalf of the Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Company or its respective Board members, officers or agents.

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10.         TERMINATION OF AGREEMENT; EXPENSES.

10.1       This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Trust or of the Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

10.2       If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this section 10, this Agreement shall become void and have no effect, without any liability on the part of the Trust, on behalf of the Fund, or the Company, on behalf of the Successor Fund, or their respective shareholders, Board members or officers, as the case may be, in respect of this Agreement.

10.3       Each of the Company and the Trust represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.4       Dreyfus and Insight shall bear all expenses incurred in connection with the Reorganization without regard to whether the Reorganization is consummated. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Fund or the Successor Fund, as the case may be, as a "regulated investment company" within the meaning of Section 851 of the Code.

11.         WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Trust or of the Company if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Successor Fund, as the case may be.

12.         MISCELLANEOUS.

12.1       None of the representations and warranties included or provided for in this Agreement shall survive consummation of the transactions contemplated hereunder; provided, however, that the rights and obligations set forth in paragraphs 9.1 and 10.4 shall survive consummation of the transactions contemplated hereunder and/or termination of this Agreement.

12.2       This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

12.3       This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Fund, and the Company, on behalf of the Successor Fund, shall be governed and construed in accordance with the internal laws of the State of Delaware and the State of Maryland, respectively, without giving effect to

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principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

12.4       This Agreement may be amended only by a signed writing between the parties.

12.5       This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

12.6       This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

FUNDVANTAGE TRUST, on behalf of Insight Investment Grade Bond Fund

By:
Joel L. Weiss,
President

ATTEST:
Vincenzo A. Scarduzio,
Secretary

BNY MELLON ABSOLUTE INSIGHT FUNDS, INC., on behalf of BNY Mellon Insight Core Plus Fund

By:
Bradley J. Skapyak,
President

ATTEST:
Jeff Prusnofsky,
Assistant Secretary

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Solely for purposes of and agreeing to be bound by paragraphs 4.3 and 10.4 of the Agreement:

THE DREYFUS CORPORATION

By:
Bradley J. Skapyak,
Chief Operating Officer

ATTEST:
James Bitetto,
Secretary

Solely for purposes of and agreeing to be bound by paragraphs 4.4 and 10.4 of the Agreement:

Insight North America LLC

By:
Cliff Corso,
Chief Executive Officer

ATTEST:
[________],
[________]

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EXHIBIT B

Comparison of Fundamental Investment Restrictions of
the Successor Fund and the Fund

	Fund Insight Investment Grade Bond Fund	Successor Fund BNY Mellon Insight Core Plus Fund
	The Fund may not…	The Successor Fund may not…
Borrowing; Senior Securities	Issue senior securities or borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, and then not in excess of 33-1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.	Borrow money or issue any senior security, except to the extent permitted under the 1940 Act.
Commodities	Purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.	Invest in physical commodities or physical commodities contracts, except that the Successor Fund may purchase and sell commodity-linked or index-linked structured notes, commodity-related ETFs or exchange-traded notes, options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

B-1

	Fund Insight Investment Grade Bond Fund	Successor Fund BNY Mellon Insight Core Plus Fund
	The Fund may not…	The Successor Fund may not…
Issuer Diversification	Purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer, except that (a) up to 25% of the Fund's total assets may be invested without regard to this limitation; and (b) this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or to securities issued by other investment companies. Repurchase agreements fully collateralized by U.S. Government obligations and treated as U.S. Government obligations. For the purpose of this limitation each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority and each obligor, if any, is treated as a separate issuer of municipal securities. For purposes of this fundamental investment limitation, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues.	With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Successor Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Successor Fund.

B-2

	Fund Insight Investment Grade Bond Fund	Successor Fund BNY Mellon Insight Core Plus Fund
	The Fund may not…	The Successor Fund may not…
Industry Concentration	Invest 25% or more of the value of the Fund's assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies. For purposes of this limitation states, municipalities and their political subdivisions are not considered to be part of any industry. For purposes of this fundamental investment limitation, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues.	Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the Commission. Securities issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities are not considered to be the securities of issuers in a single industry for purposes of this fundamental policy.
Lending Portfolio Securities; Loans	Make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.	Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Successor Fund's total assets), and except as otherwise permitted by interpretations or modifications by, or exemptive or other relief from, the Commission or other authority with appropriate jurisdiction, and disclosed to investors. For purposes of this fundamental policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Successor Fund. Any loans of portfolio securities will be made according to guidelines established by the Commission and the board.

B-3

	Fund Insight Investment Grade Bond Fund	Successor Fund BNY Mellon Insight Core Plus Fund
	The Fund may not…	The Successor Fund may not…
Margin	Purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Fund may make initial and variation margin deposits in connection with permitted transactions in options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.	None.
Pledging Assets	Pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by the Fund are not deemed to be pledges or hypothecations).	None.
Real Estate; Oil and Gas	Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts.	Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Successor Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.
Underwriting	Underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security.	Act as an underwriter of securities of other issuers, except to the extent the Successor Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.
Short Sales	Engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.	None.

B-4

EXHIBIT C

INFORMATION ABOUT THE SUCCESSOR COMPANY'S BOARD OF DIRECTORS

Independent Directors

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino 1943 Chairman of the Board	Corporate Director and Trustee (1995 – present)	CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 – present)
Joni Evans 1942 Board Member	Chief Executive Officer, www.wowOwow.com, an online community dedicated to women's conversations and publications (2007 – present) Principal, Joni Evans Ltd. (publishing) (2006 – present)	N/A
Joan L. Gulley 1947 Board Member	PNC Financial Services Group, Inc. (1993 – 2014), including Executive Vice President and Chief Human Resources Officer and Executive Committee member (2008 – 2014)	N/A
Ehud Houminer 1940 Board Member	Board of Overseers at the Columbia Business School, Columbia University (1992 - present) Trustee, Ben Gurion University	Avnet Inc., an electronics distributor, Director (1993 – 2012)
Robin A. Melvin 1963 Board Member

Co-Chair, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014 – present; served as a board member since 2013)

Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995 – 2012)

N/A

C-1

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Burton N. Wallack 1950 Board Member	President and Co-owner of Wallack Management Company, a real estate management company (1987 – present)	N/A
Benaree Pratt Wiley 1946 Board Member	Principal, The Wiley Group, a firm specializing in strategy and business development (2005 – present)	CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008 – present)

1 Each of the Independent Directors serves on the Board's audit, nominating, compensation and litigation committees, except that Mr. DiMartino does not serve on the compensation committee.

Interested Director2

Name Year of Birth Position	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Gordon J. Davis 1941 Board Member	Partner in the law firm of Venable LLP (2012 – present) Partner in the law firm of Dewey & LeBoeuf LLP (1994 – 2012)	Consolidated Edison, Inc., a utility company, Director (1997 – 2014) The Phoenix Companies, Inc., a life insurance company, Director (2000 – 2014)

2 Mr. Davis is deemed to be an "interested person" (as that term is defined in the 1940 Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to Company. Mr. Davis does not serve on the Board's audit, nominating, compensation or litigation committees for the Company.

Each Board member of the Company, except Ms. Gulley, has been a Dreyfus Family of Funds board member for over twenty years. Ms. Gulley was in the asset management business for more than thirty years prior to her retirement in 2014. Additional information about each Board member of the Company follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each such Board member possesses which the Board of the Company believes has prepared them to be effective Board members. The Board of the Company believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness. However, the Board of the Company believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board of the Company believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the nominating committee of the Board of the Company contains certain other factors considered by the

C-2

committee in identifying and evaluating potential board member nominees. To assist them in evaluating matters under federal and state law, the Board members of the Company are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Dreyfus, and also may benefit from information provided by Dreyfus' counsel; counsel to the Company and to the Board have significant experience advising funds and fund board members. The Board of the Company and its committees have the ability to engage other experts as appropriate. The Company's Board evaluates its performance on an annual basis.

Independent Board Members

•	Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 20 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

•	Joni Evans – Ms. Evans has more than 35 years of experience in the publishing industry, serving as Publisher of Random House, Inc., President and Publisher of Simon & Schuster, Inc. and, most recently, Senior Vice President of the William Morris Agency, Inc.'s literary department until 2006. Ms. Evans is a member of the Young Presidents' Organization and the Women's Forum, and is a founding member of The Committee of 200 and Women's Media Group.

•	Joan L. Gulley – Ms. Gulley served in various senior roles at PNC Financial Services Group, Inc. ("PNC") from 1993 until her retirement in 2014, including Chief Executive Officer of PNC Advisors, the wealth management and institutional services business of PNC, from 2002 to 2005, Executive Vice President and Chief Marketing Officer of PNC from 2002 to 2007, and Executive Vice President ("EVP") and Chief Human Resources Officer ("CHRO") of PNC from 2008 until 2014. In her role as EVP and CHRO of PNC, Ms. Gulley was responsible for the oversight of $8 billion in combined pension and 401(k) assets. Ms. Gulley also served as a member of PNC's Executive Committee from 2008 to 2014, where she participated in all key strategic and operational decisions affecting PNC, and was responsible for all staff support to the PNC Board's Personnel and Compensation Committee with respect to executive compensation, succession planning, talent management, human resource regulatory matters and diversity. Prior to joining PNC, Ms. Gulley held positions with The Massachusetts Company, a chartered bank and subsidiary of The Travelers Insurance Company, which was acquired by PNC in 1993, and with branches of the Federal Reserve Bank in Boston, Massachusetts and Washington D.C. Ms. Gulley currently serves as a board member and member of the audit committee of Pennsylvania American Water, a subsidiary of the American Water Company, which is a public water company operating in the U.S. and Canada.

•	Ehud Houminer – Mr. Houminer serves on Columbia Business School's Board of Overseers. Prior to his association with Columbia Business School beginning in 1991, Mr. Houminer held various senior financial, strategic and management positions at Philip Morris Companies Inc., including serving as Senior Corporate Vice President for Corporate Planning, and as President and Chief Executive Officer of Philip Morris USA, Inc. (now part of Altria Group, Inc.). Mr. Houminer is also a Trustee of Ben Gurion University.

C-3

•	Robin A. Melvin – Since 2014, Ms. Melvin has served as Co-Chair of Illinois Mentoring Partnership, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and has served as a board member since 2013. Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012. In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family. She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy. Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc.

•	Burton N. Wallack – Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services.

•	Benaree Pratt Wiley – Ms. Wiley is a Principal of The Wiley Group, a firm specializing in personnel strategy, talent management and leadership development primarily for global insurance and consulting firms. Prior to that, Ms. Wiley served as the President and Chief Executive Officer of The Partnership, Inc., a talent management organization for multicultural professionals in the greater Boston region. Ms. Wiley currently serves on the board of Blue Cross Blue Shield of Massachusetts. She has also served on the boards of several public companies and charitable organizations, including serving as chair of the advisory board of PepsiCo African-American.

Interested Board Member

•	Gordon J. Davis – Mr. Davis is a partner in the law firm of Venable LLP where his practice focuses on complex real estate, land use development and related environmental matters; state and municipal authorities and financings; and cultural and not-for-profit organizations. Prior to joining the firm in 2012, Mr. Davis served as a partner in the law firm of Dewey & LeBoeuf LLP from 1994 until 2012. Mr. Davis also served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York. Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City. He has also served as President of Lincoln Center. Mr. Davis also served on the board of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes). He also served as a Director of Consolidated Edison, Inc., a utility company, and The Phoenix Companies, Inc., a life insurance company.

C-4

INSIGHT INVESTMENT GRADE BOND FUND

The undersigned shareholder of Insight Investment Grade Bond Fund (the "Fund"), a series of FundVantage Trust (the "Trust"), hereby appoints Vincenzo A. Scarduzio and Kyle Whiteman, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on December 4, 2017, at a Special Meeting of Shareholders to be held at the offices of BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, DE 19809 at 10:00 a.m., on Thursday, January 25, 2018, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED "FOR" THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com.

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.

2) Call 1-877-907-7646.

3) Follow the instructions.

To vote by Mail

1) Read the Prospectus/Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

--------------------------------------------------------------------------------------------------------------------

INSIGHT INVESTMENT GRADE BOND FUND

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to BNY Mellon Insight Core Plus Fund (the "Successor Fund"), in exchange solely for Class Y shares of the Successor Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Successor Fund of the Fund's liabilities (the "Reorganization"). Class Y shares of the Successor Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

_____________________________       ______          ______________________      ________

Signature (Please Sign Within Box)  Date        Signature (Joint Owners)      Date

STATEMENT OF ADDITIONAL INFORMATION

December 11, 2017

Acquisition of the Assets of

INSIGHT INVESTMENT GRADE BOND FUND

(a series of Fundvantage Trust)

c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940

(866) 678-6242

By and in Exchange for Class Y Shares of

BNY MELLON INSIGHT CORE PLUS FUND

(a series of BNY Mellon Absolute Insight Funds, Inc.)

144 Glenn Curtiss Boulevard

Uniondale, New York 11556-0144

1-800-DREYFUS

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated December 11, 2017 relating specifically to the transfer of all of the assets of Insight Investment Grade Bond Fund (the "Fund"), a series of FundVantage Trust, in exchange solely for Class Y shares of BNY Mellon Insight Core Plus Fund (the "Successor Fund"), a series of BNY Mellon Absolute Insight Funds, Inc. (the "Successor Company"), and the assumption by the Successor Fund of the Fund's liabilities. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Fund's Statement of Additional Information dated September 1, 2017.

2.	The Fund's Annual Report for the fiscal year ended April 30, 2017.

3.	The Successor Fund's Statement of Additional Information dated December 30, 2016, as revised or amended February 1, 2017, March 1, 2017, March 31, 2017, May 1, 2017, September 1, 2017, September 29, 2017, November 1, 2017 and November 29, 2017.

DOCUMENTS INCORPORATED BY REFERENCE

The Fund's Statement of Additional Information dated September 1, 2017 is incorporated herein by reference to Post-Effective Amendment No. 169 to the Successor Fund's Registration Statement on Form N-1A, filed on August 28, 2017 (File Nos. 333-141120 and 811-22027). The financial statements of the Fund are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended April 30, 2017, filed on July 7, 2017.

The Successor Fund's Statement of Additional Information, dated December 30, 2016, as revised or amended February 1, 2017, March 1, 2017, March 31, 2017, May 1, 2017, September 1, 2017, September 29, 2017, November 1, 2017 and November 29, 2017 is incorporated herein by reference to Post-Effective Amendment No. 15 to the Successor Company's Registration Statement on Form N-1A, filed on November 28, 2017.